Exhibit 10.2

PRODUCT MANUFACTURE AND SUPPLY AGREEMENT
This Product Manufacture and Supply Agreement (this “Agreement”) is entered into as of the 1st day of September, 2016 (the “Effective Date”), by and between Alphatec Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal office at 5818 El Camino Real, Carlsbad, California 92008, USA (“Alphatec”), and Globus Medical Ireland, Ltd., a private limited company organized and existing under the laws of Ireland and having its principal office at Valley Forge Business Center, 2560 General Armistead Avenue, Audubon, Pennsylvania 19403, USA (“Globus”).
BACKGROUND:
The Parties have entered into that certain Purchase and Sale Agreement effective as of July 25, 2016 (“Purchase Agreement”) relating to the Products (as defined below) in the Territory (as defined below).
The Purchase Agreement provides that the Parties shall negotiate and enter into a manufacturing and supply agreement on the terms set forth therein and other customary terms; and
The Parties agree that Alphatec will be responsible for the manufacture and supply (including through TPMs (as defined below)) to Globus of its requirements of the Products subject to the terms of this Agreement.
In consideration of the mutual agreements and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as set forth in this Agreement.

ARTICLE 1
DEFINITIONS
When used in the capitalized form in this Agreement, each of the following terms has the meaning set forth in this Article 1:
1.1    “Act” means the United States Federal Food, Drug and Cosmetic Act.
1.2    “Affiliate” means, with respect to any specified Person, any other Person directly or indirectly controlling, controlled by or under common control with such specified Person, provided, that for the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.
1.3    “Applicable Laws” means all laws, statutes, rules, codes, regulations, orders, codes, guidance notes, judgments or ordinances of any Governmental Authority including cGMP, relevant provisions of the Act and other laws and regulations enforced by the FDA, the Environmental Protection Agency (EPA), and the Occupational Safety and Health Administration (OSHA) and similar Governmental Authorities anywhere in the World relating to the Product, the Manufacturing Services, the prevention of corruption, the protection of personal data and otherwise relating to this Agreement, as any of the same may be amended and applicable from time to time.
1.4    “Business Day” means a day other than a Saturday, Sunday or other day on which banks located in New York City are authorized or required by law to close.
1.5    “Calendar Year” means (a) for the first Calendar Year of the Term, the period beginning on the Effective Date and ending on December 31, 2017, (b) for each Calendar Year of the Term thereafter, each successive period beginning on January 1 and ending twelve (12) consecutive calendar months later on December 31, and (c) for the last Calendar Year of the Term, the period beginning on January 1 of the Calendar Year in which this Agreement expires or terminates and ending on the effective date of expiration or termination of this Agreement.
1.6    “cGMP” means the current good manufacturing practices by the FDA and comparable Governmental Authorities including in accordance with applicable FDA regulations, guidelines, other administrative interpretations and rulings in connection with the storage, handling, testing, packing, labelling, manufacture and supply of medical devices, including the regulations cited in 21 C.F.R. part 820 and other applicable sections thereof and promulgated under the Act, as are in effect from time to time, and all foreign counterparts thereof in respect of any Governmental Authority including the Medical Devices Directive 93/42/EEC and (b) ISO 13485 and/or ISO 9001, as applicable and as any of the same may be amended and applicable from time to time.

1.7    “Consent” means any consent, authorization, permit, certificate, license or approval of, exemption by, or filing or registration with, any Governmental Authority or other person.
1.8    “Delivery Date” means the date on which all of the Products specified on a Purchase Order have been received by Globus or its designee.
1.9    “Device Master File” means the detailed information concerning the Product which is submitted to the relevant Governmental Authority and which is intended for incorporation into the Regulatory Dossier.
1.10    “Diligent Efforts” means, with respect to a Party, the carrying out of obligations specified in this Agreement in a manner using reasonable, good faith efforts and resources, including reasonably necessary personnel and financial resources, as a Person in the medical device industry would normally use to carry out similar obligations under similar circumstances involving its own proprietary products.
1.11    “FDA” means the United States Food and Drug Administration or any successor agency thereof.
1.12    “Governmental Authority” means any court, tribunal, arbitrator, agency, legislative body, commission, official or other instrumentality of: (a) any government of any country, (b) a federal, state, province, county, city or other political subdivision thereof, including the FDA; (c) any supranational body; or (d) any additional medical devices regulatory body with jurisdiction over either Party, or its activities hereunder, or with respect to the Product, including Notified Bodies (as defined in Article 16 of Directive 93/42/EEC).
1.13    “Manufacturing Facility” means each facility where Manufacturing Services will be performed as may be indicated in the applicable Regulatory Dossier.
1.14    “Manufacturing Services” means the manufacturing, processing, testing, handling, packaging, labelling, storing, transportation, inspection and other activities undertaken or required to be undertaken by Alphatec (including as such may be performed by a TPM) in order to manufacture and supply Globus with Products hereunder.
1.15    “Party” means Alphatec or Globus; “Parties” shall mean Alphatec and Globus.
1.16    “Person” means any natural person or any corporation, company, partnership, limited liability company, joint venture, firm or other entity, including a Party.
1.17    “Price” means the price for each Product as set forth on Schedule 1.18.
1.18    “Product” means any of the uniquely identified products set forth on Schedule 1.18.
1.19    “Quality Assurance” means quality assurance activities undertaken in connection with manufacturing, packaging and releasing Product.
1.20    “Regulatory Dossier” means the technical, design, medical and scientific guidelines, registrations, listings, authorizations and approvals (including the FDA approval, any premarket notifications or approvals under the 510(k) or other applicable requirement, supplements and amendments, pre- and post- approvals, pricing and Third Party reimbursement approvals, and labelling approvals) necessary for the development (including the conduct of clinical studies), manufacture, distribution, marketing, promotion, offer for sale, use, import, reimbursement, export or sale of each Product in the Territory, together with all related correspondence to or from the FDA or other Governmental Authority and all documents referenced in the complete regulatory chronology for such approval, or foreign equivalent, including the Device Master File, or foreign equivalents.
1.21    “Specifications” means, on a Product-by-Product basis, all specifications for materials, approved suppliers, designs, manufacturing, analytical and testing procedures, release, packaging, labelling, artwork and other processes relating to the manufacturing of a Product, all as set forth in the Regulatory Dossier applicable to such Product, as may be amended by the Parties from time to time pursuant to Section 4.2.
1.22    “Territory” means any place in the world other than the United States of America and its territories and possessions.
1.23    “Third Party” means any Person that is not a Party or any Affiliate of a Party.
1.24    Additional Definitions. Each of the following terms is defined in the Section of this Agreement indicated below:

Definition	Section
Agreement	Preamble
Alphatec	Preamble
Alphatec Indemnitees	10.1
Breaching Party	11.2
Globus	Preamble
Globus Indemnitees	10.2
Confidential Information	8.1
Courts	12.2
Credit	7.2.2
Effective Date	Preamble
Forecast	5.1
Indemnified Party	10.3
Indemnifying Party	10.3
Inspection Services	3.2
Manufacturing Coordinator	2.2
Non-Breaching Party	11.2
Purchase Agreement	Background
Purchase Order	5.2(a)
Resale Program	5.7(a)
Resale Products	5.7(a)
Resale Price	5.7(a)
SEC	8.2
Severed Clause	13.10
Step-in Right	3.8
Supply Failure	3.6
Term	11.1
TPM(s)	2.1(b)
TPM Agreement	2.1(b)

ARTICLE 2
EFFECT OF THIS AGREEMENT; SUPPLY OF PRODUCTS
2.1    Supply Generally.
(a)Globus shall purchase Products from Alphatec and Alphatec shall supply Products, in applicable final packaging (including with approved labelling and appropriate instructions for use (IFU) (where required by Applicable Laws) and barcodes), having been certified as conforming to the Specifications and meeting all final release criteria, and ready for distribution to end-users, to Globus in accordance with this Agreement. Alphatec shall not be required to supply any Product in any country in which Alphatec does not hold, as of the date that immediately precedes the Effective Date, all Consents necessary for the supply of such Product in such country.
(b)Alphatec has previously engaged a number of Third Party manufacturer(s) (“TPM(s)”) to provide such Products. Except as otherwise disclosed to Globus, Alphatec currently has valid agreements in place with such TPM(s), and shall not (i) enter into any agreement(s) with any new TPM that will be supplying Products or (ii) make any amendments to existing agreements with any current TPMs that could reasonably be expected to materially adversely impact Alphatec’s ability to manufacture and supply Products for Globus without Globus’s prior written approval, such approval not to be unreasonably withheld, delayed or conditioned (and each such existing or approved agreement, a “TPM Agreement”). With respect to any TPM for which Alphatec does not currently have an agreement in place, Alphatec will use Diligent Efforts to execute a full supplier agreement with such TPM. Globus hereby consents to the manufacture of the Products by the TPMs listed on Schedule 2.1. With respect to each TPM Agreement, Alphatec shall promptly notify Globus regarding any material developments with respect thereto that could reasonably be expected to materially adversely impact Alphatec’s ability to manufacture and supply Products for Globus, including any alleged breach thereof by Alphatec or the applicable TPM, any force majeure event thereunder affecting production of any Product, price increases thereunder, threatened or actual debarments of individuals implicated in performing thereunder, or any notices regarding contract termination or non-renewal thereof.
(c)No TPM Agreement shall relieve Alphatec of any of its obligations under this Agreement and Alphatec shall remain liable to Globus in accordance with this Agreement for any performance or non-performance of any TPM and Alphatec hereby expressly waives any requirement that Globus exhaust any right, power or remedy, or proceed against any TPM, for any obligation or performance hereunder prior to proceeding directly against Alphatec.
(d)Globus agrees and acknowledges that those Products designated on Schedule 1.18 as “Scient’x Legacy” are no longer available for purchase under this Agreement, and are not subject to Sections 3.5, 3.6, 3.7, 3.8, 4.2(a), 4.2(b) or any other section of this Agreement pursuant to which Globus would be entitled to place purchase orders for such Products.
2.2    Manufacturing Coordinator. Within ten (10) days after the Effective Date, Globus and Alphatec shall each appoint a manufacturing coordinator (“Manufacturing Coordinator”) authorised to represent them. Each Party may replace its Manufacturing Coordinator at any time by providing written notice to the other Party in accordance with Section 13.3.

ARTICLE 3
MANUFACTURING SERVICES
3.1    Performance of Manufacturing Services. Subject to Section 3.8, as between the Parties, Alphatec shall be solely responsible, at its sole cost and expense, for performance of all Manufacturing Services. Alphatec shall not amend or modify the Manufacturing Services or any processes or procedures used to perform the Manufacturing Services without the prior express written approval from Globus or as otherwise permitted pursuant to Section 4.2. In furtherance of the foregoing, Alphatec agrees to provide or retain, at its sole cost and expense, all labor and expertise necessary for the performance of the Manufacturing Services as well as all facilities, equipment, machinery and materials necessary to manufacture Products in accordance with the terms and conditions of this Agreement.
3.2    Quality Assurance. All Quality Assurance activities shall be the responsibility of Alphatec. Alphatec shall, with respect to each Manufacturing Facility, perform Quality Assurance in accordance with the terms of this Agreement and as required pursuant to cGMP, the Act, the requirements of the FDA and other Governmental Authorities and all Applicable Laws, the Specifications, standard industry quality assurance procedures, and any additional manufacturing standards agreed to in writing by the Parties. Alphatec shall notify Globus in writing of any significant trend changes in the statistical process control data or quality testing results. In order to accomplish the foregoing, Alphatec shall:
(a)Facilities; Records. Ensure that all facilities, cleaning, manufacturing and analytical processes are recorded appropriately and validated as required by cGMP. All Quality Assurance activities shall be the responsibility of Alphatec. Alphatec will routinely assemble and retain, or ensure the assembly and retention of, qualification documents and summary reports pertaining to the Quality Assurance and will provide copies thereof to Globus as reasonably requested.
(b)Compliance with Regulations. Undertake the Manufacturing Services in accordance with all Applicable Laws and regulations and guidelines.
Without limitation of the foregoing, with respect to unused or reusable Products returned by Globus personnel or customers from the field (including Resale Products to the extent applicable), Globus shall be responsible for inspecting, repackaging, and relabeling such Products, in each case on behalf of Alphatec and in accordance with Alphatec’s quality system and pursuant to Alphatec’s procedures thereunder (the “Inspection Services”).  Alphatec shall, within thirty (30) days of the Effective Date, provide Globus with the following items, on a part-level and set-level basis, in order to enable Globus to perform the Inspection Services:  (i) receiving/inspection sheets defining the applicable inspection method, (ii) part/set drawings, and (iii) specialty testing gauges as well as the corresponding gauge drawings. Alphatec shall also provide assistance to Globus in connection with the Inspection Services and Globus’s adoption and implementation of Alphatec’s quality system upon Globus’s reasonable request therefor.
3.3    Product Compliance. All Products delivered to Globus by Alphatec hereunder shall be manufactured (including storing and shipping) and released according to, and in compliance with, (a) all Applicable Laws (including cGMPs) and the Regulatory Dossier for the applicable Product, (b) standard industry quality assurance procedures, (c) the Specifications, and (d) the provisions of this Agreement. Furthermore, all Products delivered to Globus by Alphatec hereunder shall (i) not be misbranded or adulterated within the meaning of the Act or other Applicable Laws, (ii) be free and clear of all liens and encumbrances, (iii) with respect to those Products delivered to Globus by Alphatec hereunder that are subject to a Regulatory Dossier and which Regulatory Dossier includes a shelf-life, a remaining shelf life of at ninety percent (90%) of the shelf-life specified in the applicable Regulatory Dossier at the time of delivery to Globus, and (iv) shall be of merchantable quality and fit for the purposes intended to be used. Alphatec hereby warrants as to the foregoing with respect to any and all Products supplied to Globus hereunder. In the event of a breach of the foregoing warranty, Globus shall have recourse to the rights and remedies described in Article 6.

3.4    Manufacturing Services; Exclusivity. Alphatec agrees that it shall not enter into any agreement with a Third Party that shall preclude it from performing its obligations under this Agreement. Alphatec shall supply the Products for distribution in the Territory exclusively to Globus, its Affiliates or any Third Party or Alphatec Affiliate authorized by Globus in writing, and shall not manufacture or supply the Products to any Third Party or Alphatec Affiliate not authorized by Globus for distribution or use in the Territory.
3.5    Safety Stocks. Commencing three (3) months after the Effective Date and thereafter during the Term, Alphatec shall use Diligent Efforts to: (a) keep (which may be through its TPMs) a safety stock of at least [***] inventory of each Product, and (b) keep (which may be through its TPMs) at least [***] inventory of the materials necessary to manufacture each Product; in each of (a) and (b) above, based on the monthly average of quantities for such Product forecasted during the first six (6) months of the most recently updated Forecast. Notwithstanding the foregoing, prior to April 1, 2017, the requirement set forth in this Section 3.5 shall not apply with respect to any of the Products designated on Schedule 1.18 as part of the “Arsenal” family of Products, other than with respect to the Globus’ forecasted demand for such “Arsenal” family of Products in Japan and the United Kingdom.
3.6    Allocation of Resources. In the event that Alphatec is unable, or anticipates being unable, to meet any Purchase Order (as may be amended) provided in compliance with Section 5.1 and 5.2, either in whole or in part, for any reason other than if solely and exclusively caused by Globus (a “Supply Failure”) Alphatec shall promptly inform Globus in writing of such inability. Notwithstanding the foregoing, prior to April 1, 2017, a Supply Failure cannot exist with respect to any of the Products designated on Schedule 1.18 as part of the “Arsenal” family of Products, other than with respect to the Globus’ Purchase Orders for such “Arsenal” family of Products that are to be used in Japan or the United Kingdom. In the event that there is a Supply Failure or such Supply Failure is anticipated, Globus shall be allocated quantities of such materials and processing capacity on a basis at least as favourable to Globus as to Alphatec’s other customers, Affiliates and/or its own requirements, collectively. Notwithstanding the foregoing, prior to January 1, 2017, the requirement set forth in this Section 3.6 with respect to resource allocation shall not apply with respect to any of the Products designated on Schedule 1.18 as part of the “Arsenal” family of Products, other than with respect to the Globus’ demand for such “Arsenal” family of Products in Japan and the United Kingdom.
3.7    Supply Shortages.
3.7.1    Discount. In addition to Section 3.6, if there is a Supply Failure or Alphatec fails to fulfil its supply obligations on a timely basis, the following discounts shall be applied to any affected Purchase Orders:
(a)Delivery Date within fifteen (15) days after the due date: [***]% discount.
(b)Delivery Date between sixteen (16) and thirty (30) days after the due date: [***]% discount.
(c)Delivery Date between thirty-one (31) and sixty (60) days after the due date: [***]% discount.
(d)Delivery Date more than sixty-one (61) days after the due date: [***]% discount.
3.7.2    Replacement Product. In addition, if Globus elects to obtain replacement product(s) from a Third Party supplier because Product(s) are not supplied under this Agreement due to a Supply Failure, Alphatec shall bear the difference in the price paid by Globus to such Third Party for such product(s) and the Price of such Product(s).
3.7.3    Exclusive Remedy. EXCEPT AS SET FORTH IN ARTICLES 6 AND 10 AND THE PURCHASE AGREEMENT, GLOBUS’S SOLE REMEDY FOR ANY FAILURE BY ALPHATEC TO SUPPLY THE PRODUCTS IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT SHALL BE THE REMEDIES SET FORTH IN SECTIONS 3.6, 3.7.1 AND 3.7.2.
3.8    Step-in Rights. At Globus’s sole discretion and at any time following the Effective Date, and on a Product-by-Product basis, Globus has the right to source components for a Product directly from Alphatec’s TPMs or other TPMs selected and qualified by Globus in its sole discretion, solely for resale in the Territory (a “Step-in Right”). If Globus exercises a Step-in Right for a Product, Alphatec shall instruct such TPM that it may sell such Product directly to Globus, and Alphatec shall provide sufficient assistance to enable production of such Product to be transitioned to such TPM, including by providing engineering drawings and other information necessary or helpful for such TPM to manufacture such Product. If Globus elects to source any Product components directly, Globus shall be responsible for managing all necessary Quality Systems obligations with respect to such Product, and Alphatec shall have no further obligation to supply such Product to Globus, provided that Alphatec shall be entitled to procure such Product on its own behalf. Should Globus elect to directly source any Product components, the Parties shall agree upon a technology transfer plan to ensure that, in such a case, the quality documents necessary for Globus to become responsible for the Quality Systems obligations, including the Device Master File, the Regulatory Dossier and any other applicable documents, each with respect to such Product, are promptly provided to Globus. Globus shall bear any third-party costs and expenses that might result from implementing the Step-in Right. In all instances each of Globus and Alphatec shall ensure that the Step-in Right is conducted in accordance with Applicable Laws.

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

3.9    License. Intellectual property licenses related to the manufacturing and supply of Products are set forth in Section 2.9 of the Acquisition Agreement.

ARTICLE 4
REGULATORY MATTERS AND AUDIT RIGHTS
4.1    Regulatory Matters.
(a)Maintenance of Consents. Alphatec holds all Consents necessary for the performance of its obligations under this Agreement. At all times, Alphatec shall, or shall cause its Affiliates or its TPMs to, maintain and comply with all the Consents which may from time to time be required to permit the performance of its then current obligations under this Agreement, including renewing any expiring registration for a Product that was in place on the Effective Date. Nothing in this Agreement shall require Alphatec to seek a new Consent that does not exist on the Effective Date. To the extent that Globus is deemed to be the owner of a Consent as a result of the transactions contemplated by the Purchase Agreement, Globus shall be responsible for maintaining such Consent, provided that Alphatec shall use Diligent Efforts to provide assistance to Globus to ensure that such Consent remains effective. In the event any Consent held by Alphatec or any of Alphatec’s TPMs related to Alphatec’s or their respective ability to manufacture any Product is hereafter suspended or revoked, or threatened to be suspended or revoked, Alphatec shall promptly notify Globus in writing. To the extent Alphatec will or has filed any device or other master files for such Product, Alphatec agrees to (i) maintain such master files in accordance with applicable Governmental Authority regulations, including filing of annual reports, and (ii) not amend such master files without prior written notice and approval of Globus, not to be unreasonably withheld, delayed, or conditioned.
(b)Filing of New Consents. In the event that Globus decides to file for a new Consent (i.e., a Consent that does not exist on the Effective Date) anywhere in the Territory, and Globus desires Alphatec’s assistance in connection therewith, Globus shall provide written notice thereof and the Parties shall promptly negotiate in good faith the terms and conditions under which Alphatec shall provide such assistance, including reasonable compensation to be provided to Alphatec.
(c)Notification of Adverse Manufacturing Activities. Alphatec shall notify Globus within two (2) Business Days after becoming aware of any information arising out of the Manufacturing Services that has adverse quality impact or regulatory compliance, safety or potential reporting consequences or delivery schedule impact concerning any Product.
(d)Governmental Authorities. Alphatec shall provide to Globus any information reasonably requested by Globus, and shall consult with Globus before providing any information to any Governmental Authority, in connection with the performance of the Manufacturing Services or the supply of Products hereunder. Alphatec shall immediately advise Globus in writing of any requests by any Governmental Authority for inspections of any Manufacturing Facility.
(e)Inspection by Governmental Authorities. In the event Alphatec or any TPM is audited or inspected by a Governmental Authority relating to a Manufacturing Facility, the Manufacturing Services, or any Product, Alphatec shall promptly (but in any event, within one (1) Business Day after becoming aware of such audit or inspection) notify Globus in writing of such audit or inspection, and shall promptly disclose to Globus all relevant portions of any notice of observations or potential violations, as well as a copy of Alphatec’s response thereto. Globus shall have the right to have two (2) representatives of Globus present at any such inspection as observers with respect to that portion of the inspection related to the Products or this Agreement; provided that in no event shall such inspection be delayed by Globus. In addition, Alphatec will provide Globus with unredacted copies of inspection reports issued as a result of said audit and any follow-up written communications between Alphatec and the Governmental Authority. Alphatec shall (i) permit, and shall cause its Affiliates and TPMs to permit, any relevant Governmental Authority to undertake such inspections and (ii) use its Diligent Efforts to correct all identified deficiencies in a timely manner and advise Globus periodically in writing of progress being made, as well as when all deficiencies have been corrected.
4.2    Manufacturing Matters.
(a)Changes Requested by Alphatec. Alphatec shall not make any change for any reason whatsoever to any Product, Specifications, analytical methods, production equipment (other than like replacements), Product components (including their sources), packaging components, storage conditions, site(s) of the Manufacturing Facility(ies), shipment methods, or the Manufacturing Services, except as follows:
(i)Alphatec has provided Globus with advance written notice of at least ninety (90) days, and such modification does not adversely affect form, fit, function or safety; provided, however, that at Globus’s option, Alphatec shall continue to supply the unmodified version to Globus unless Alphatec is unable to supply such unmodified version because the modification was made in accordance with subsection (ii) below;

(ii)If such change is required by actions of the FDA or other Governmental Authority, or due to changes in Applicable Laws; or
(iii)Alphatec has first consulted with Globus and has received Globus’s express written acceptance.
(b)Changes Requested by Globus. Globus shall have the right to request changes to any Territory-only Product, including changes to the Specifications, analytical methods, production equipment (other than like replacements), Product components (including their sources), packaging components, storage conditions, site(s) of the Manufacturing Facility(ies), shipment methods, or the Manufacturing Services, and except as may be prohibited by Applicable Law, Alphatec shall use Diligent Efforts to implement such change, including without limitation through the use of Third Parties; provided, that the use of any such Third Party shall not relieve Alphatec of any of its obligations under this Agreement and Alphatec shall remain liable to Globus in accordance with this Agreement for any performance or non-performance of any such Third Party and Alphatec hereby expressly waives any requirement that Globus exhaust any right, power or remedy, or proceed against any such Third Party, for any obligation or performance hereunder prior to proceeding directly against Alphatec. Globus shall reimburse all internal and external costs and expenses reasonably incurred by Alphatec in implementing such requested changes.
(c)Documentation for Governmental Authority Requirements. Alphatec, at its sole cost and expense, shall maintain complete and accurate documentation of all validation data, stability testing data, batch records, quality control and laboratory testing and any other data or records required under cGMPs and other requirements of any relevant Governmental Authority in connection with the performance of any Manufacturing Services hereunder for a period of five (5) years after such activities are completed, or such longer period as required by Applicable Law. Alphatec, at its sole cost and expense, shall make such records available to Globus, as Globus may reasonably request, and shall also make these records available to any Governmental Authority, upon its request, and advise Globus in writing in a timely manner of such request.
4.3    Audit & Inspection.
(a)Globus reserves the right to audit, upon thirty (30) days written notice, Alphatec’s and documentation, records, and facilities, not to exceed one (1) audit per Calendar Year unless such audit is a for-cause audit. Alphatec is required to provide such entities access to documentation, records, facilities, equipment and all other areas essential to the audit, including those concerned with all phases of manufacturing, testing, packaging and shipping as they apply to this Agreement. In addition, Globus may request that Alphatec audit each TPMs’ documentation, records, and facilities, not to exceed one (1) audit of each TPM per Calendar Year unless such audit is a for-cause audit, and Alphatec shall include Globus’s participation in any such audit by Alphatec, unless such inclusion is prohibited under the applicable TPM Agreement, in which case Alphatec shall use good faith efforts to obtain the permission of such TPM to include Globus in such audit.
(b)Audits. Alphatec shall perform audits of each TPM and shall provide Globus with a summary report prepared in connection with any such audit as soon as reasonably practicable following such an audit’s completion. Additionally, upon Globus’s reasonable request, Alphatec shall use Diligent Efforts to perform additional audits to investigate or resolve issues relating to any Products. Globus shall have the right to have two (2) representatives of Globus, as observers, accompany Alphatec during any and all of Alphatec’s audits of the TPMs to the extent such audit is related to any Product.
(c)Notices. Without limitation of the foregoing, with respect to each TPM Agreement, Alphatec shall promptly notify Globus regarding any material developments with respect thereto that could materially adversely affect Globus or the supply of any Product, including any alleged breach thereof by Alphatec or the applicable TPM, any force majeure event thereunder affecting production of any Product, price increases thereunder, threatened or actual debarments of individuals implicated in performing thereunder, or any notices regarding contract termination or non-renewal thereof.

ARTICLE 5
PURCHASE OF PRODUCTS; DELIVERIES
5.1    Forecast. Within five (5) Business Days after the beginning of each calendar month during the term of this Agreement, Globus shall provide Alphatec with a rolling twelve (12) month, good faith estimate of the quantities of each Product that Globus foresees it will order from Alphatec during such twelve (12)-month period (each, a “Forecast”). The first three (3) months of each Forecast shall be binding and accompanied by a binding Purchase Order for such Forecasted number of each Product; provided that the quantities of each Product set forth in the binding portion of each Forecast will not exceed the quantities of each Product set forth in the prior Forecast for such time period by more than twenty percent (20%) for any Product. All Forecasts shall be promptly amended to reflect any changes required due to changes in the Specifications pursuant to Section 4.2(a)(ii) or Section 4.2(b).

5.2    Purchase Orders.
(a)Delivery of Purchase Order. All purchase orders Globus places with Alphatec for quantities of any Product to be delivered hereunder shall allow at least ninety (90) days before the delivery date specified in each respective purchase order (each, a “Purchase Order”), except that those Products set forth on Schedule 5.2(a) shall be subject to the lead time set forth on Schedule 5.2(a). Alphatec shall deliver each Product against each Purchase Order in accordance with this Article 5. Globus shall purchase all such Product ordered and delivered by the delivery date specified in a Purchase Order; provided that such Product meets the Specifications and other requirements of this Agreement. Alphatec shall not be responsible for any late shipment of Product, to the extent that such late delivery is due to an act or omission of Globus’s carrier.
(b)Acceptance of Purchase Order. Alphatec shall acknowledge and provide Globus with a written acceptance of each Purchase Order within four (4) Business Days following Alphatec’s receipt thereof. Alphatec shall be entitled to reject only that portion of any Purchase Order which, when added to other Purchase Orders placed during a given twelve (12)-month period, exceed then current Forecast covering such period by more than twenty percent (20%); provided, however, that Alphatec shall use Diligent Efforts to supply any such excess quantity of Products ordered that exceeds the quantity in the Forecast. For clarity, any failure by Alphatec to supply such excess quantity of Products shall not be deemed to be a Supply Failure for purpose of this Agreement. In the event that Alphatec fails to acknowledge any given Purchase Order in accordance with the first sentence of this Section 5.2(b), each such Purchase Order shall be deemed to have been acknowledged and accepted by Alphatec.
(c)Terms of Purchase Orders. Other than terms respecting quantity, delivery date(s), shipment method and destination(s), the terms and conditions of any Purchase Order submitted by Globus, or written acceptance thereof by Alphatec, shall be of no force and effect, whether or not objected to by Alphatec, and nothing in any such Purchase Order or written acceptance shall supersede the terms and conditions of this Agreement. All Purchase Orders shall be promptly amended to reflect any changes required due to changes in the Specifications pursuant to Section 4.2(a)(ii) or Section 4.2(b).
(d)Initial Purchase Orders. The Parties acknowledge and agree that Globus shall be deemed to have submitted and Alphatec shall be deemed to have accepted (i) a Purchase Order for the Products set forth on Schedule 5.2(d) (the “First Purchase Order”), to be delivered 30 days after the Effective Date and (ii) a Purchase Order for the Products set forth on Schedule 5.2(d) (the “Second Purchase Order”), to be delivered 60 days after the Effective Date. Notwithstanding anything in this Agreement to the contrary, the Products to be delivered pursuant to the First Purchase Order shall be delivered 30 days after the Effective Date, and the Products to be delivered pursuant to the Second Purchase Order shall be delivered 60 days after the Effective Date.
5.3    Shipping and Delivery Dates. On each Purchase Order submitted by Globus, Globus shall specify the requested quantity, delivery date(s), shipment method and destination(s) of each Product being ordered. Alphatec shall arrange for the delivery of such Products to Globus’s (or its designee’s) designated facilities as stated on the Purchase Order and in a manner consistent with good commercial practices, and in accordance with any agreed-upon shipping specifications, including using the carrier identified in a given Purchase Order. Globus will bear all shipping and freight costs, which will be added to the invoice for each Purchase Order.
5.4    Delivery Terms. The terms of delivery for the Products shall be FCA (Incoterms 2010) to the carrier designated by Globus. Title and risk of loss shall pass to Globus upon delivery to the carrier’s vehicle for shipment and the manufacturing site. Globus shall bear the cost and expense of insuring all shipments. Globus shall be responsible for clearing shipments for export, if applicable. Alphatec will act in accordance with all instructions provided by Globus to Alphatec from time to time with respect to shipping and handling. All Products shall be properly prepared for safe and lawful shipment by Alphatec. Alphatec will be responsible for the custody, maintenance and storage of such Products prior to delivery to the carrier designated by Globus.
5.5    Accompanying Documentation. With each shipment of Products, Alphatec shall provide Globus with commercially appropriate shipping documentation, including bills of lading, and with such certificates of analysis and other appropriate documentation identifying the applicable batch numbers, indicating conformance of the shipment with the Specifications, cGMPs, and all regulatory standards, and, at Globus’s request, Alphatec shall provide Globus with reasonable access to any applicable supporting data. Globus shall be under no obligation to accept any shipment of Products for which Alphatec has not provided appropriate shipping documentation or as to which Globus reasonably believes such tendered Products do not comply with the then-current Specifications.

5.6    Returns. Globus has the right to return Products supplied hereunder to Alphatec, at no cost, if the return resulted from either (1) recall, field correction or market withdrawal with respect to such Products or (2) non-conformance, defect or malfunction of such Products; provided that such recall, field correction, market withdrawal, non-conformance, defect, or malfunction is not caused by or Globus or Globus’s affiliates, distributors, or agents (for clarity, not including Alphatec or any of its affiliates, distributors, or agents). The transportation costs that Globus incurs in connection with any returns under this Section 5.6 shall be reimbursed by Alphatec promptly following Alphatec’s receipt of an invoice therefor.
5.7    Resale.
(a)Globus shall have the right to resell to Alphatec any Products supplied hereunder that are re-sellable outside of the Territory (“Resale Program”, and such Products, “Resale Products”) at a resale price equal to [***] of the Price for each such Product (“Resale Price”). At any time, Globus may provide written notice to Alphatec initiating the Resale Program and shall also have the right to terminate (and subsequently restart if Globus so desires) the Resale Program at any time upon written notice to Alphatec. While the Resale Program is in effect, Alphatec shall give priority to Globus as its supplier of Products and Alphatec shall comply with Section 5.7(b) before purchasing Products from any other supplier. For purposes of this Section 5.7(a), “re-sellable” means that the Resale Products comply with the Specifications, to the extent applicable.
(b)In the event that Globus initiates the Resale Program, on a monthly basis (or Alphatec’s other standard order cycle) Alphatec shall provide to Globus a list of inventory of Products it intends to purchase prior to Alphatec placing purchase orders with its suppliers for such Products. Within three days of Globus’s receipt of each such notice, Globus shall respond to the list of inventory with the quantities of the part numbers comprising the inventory of Products that Globus will resell to Alphatec.  Within seven days of providing such response, Globus shall ship such Resale Product inventory to Alphatec.
(c)Sections 5.4, 7.2, 7.4 and 7.5 shall apply mutatis mutandis to Globus’s supply of Resale Products to Alphatec; provided, that, in connection with the Resale Program, references in such Sections to “Globus” shall be deemed references to “Alphatec,” references to “Alphatec” shall be deemed references to “Globus” and references to “Product” shall be deemed references to “Resale Product”.

ARTICLE 6
INSPECTION AND DEFECTIVE SUBJECT PRODUCTS;
PRODUCT RECALL
6.1    Inspection by Alphatec. Prior to shipping any Product to Globus, Alphatec shall be responsible for the performance of all final release procedures required by Applicable Law in order to enable sale and distribution of such Product to end-users, including all applicable quality control procedures (including ensuring that such Product is released by a “Qualified Person” (as defined by Applicable Law) and the provisions of this Agreement including Section 3.3), as well as such procedures as are otherwise required by the Specifications and the Regulatory Dossier. Alphatec shall notify Globus in writing of any non-conforming Products immediately following Alphatec’s discovery thereof and Section 6.4(d) below shall apply.
6.2    Testing and Acceptance by Globus. Within sixty (60) days following its receipt of a shipment of any Products and all quality assurance documentation, Globus or its authorized contractor may perform additional testing, acceptance and quality control procedures to determine if such Products conform to the Specifications and the Regulatory Dossier. Globus shall promptly notify Alphatec in writing of any damages, shortage and other defects discovered by Globus or its authorized contractor, following Globus’s discovery thereof.
6.3    Latent Defects. In the case of Products with defects or non-conformances not readily discoverable prior to the shipment of such Products to Globus, or thereafter within the time period specified in Section 6.2, each Party shall notify the other Party of any such defects or non-conformances discovered by such Party promptly following such Party’s discovery thereof.
6.4    Defective Products.
(a)Rejection by Globus. In any case where Globus expects to reject or otherwise make a claim against Alphatec with respect to damaged, non-conforming or otherwise defective Products, Alphatec shall be offered a reasonable opportunity to offer proof or evidence as to why such Products should not be rejected and to inspect such Products or test the Products.
(a)Testing of Retention Samples. In the event of any dispute as to whether Products may be rightfully rejected by Globus, such Products shall be tested by an independent testing organization mutually acceptable to both Parties for conformance with the applicable Specifications and consents. The conclusion of such independent testing organization shall be binding on Alphatec and Globus solely for the purpose of determining whether such Products may be rightfully rejected as non-conforming, damaged or otherwise defective. The fees and expenses charged by such independent testing organization shall be paid by the Party in error.
(b)Disposal of Rejected Products. All or part of any shipment of Products determined to have been rightfully rejected by Globus shall be held by Globus for a period of thirty (30) days following notice to Alphatec for proper

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disposal by Alphatec, at Alphatec’s expense in accordance with Applicable Law. If Alphatec does not provide instructions for disposal of the Products within such period, then Globus may dispose of such Products and Alphatec shall either pay or reimburse Globus for all costs and expenses incurred by Globus in connection with the disposal of such Products. If Alphatec is still in possession of the Products at the time Globus rejects such Products as non-conforming, Alphatec shall be responsible, at its sole cost and expense, for the destruction, in compliance with all Applicable Laws, of any such non-conforming Products.
(c)Remedies. In the event Globus receives Products from Alphatec that are non-conforming or otherwise defective, in addition to any other rights or remedies it may have under this Agreement or at law or in equity, Globus may elect for Alphatec to replace such non-conforming or otherwise defective Products with an equal quantity of Products that conform to the Specifications and are not otherwise defective or refund the purchase price for the quantity of such defective Products. If Globus requests Alphatec to replace such non-conforming or otherwise defective Products as set forth above, Alphatec, at no additional cost to Globus, shall replace such Products as soon as is reasonably possible, but in no event more than three (3) months after such Products have been rejected unless such Products are on a long lead time schedule as described in Section 5.2(a).
6.5    Recalls. In the event of any recall of any Product arising from a breach by Alphatec of this Agreement, including the failure of Alphatec or the TPMs to manufacture such Product in accordance with the Specifications, Applicable Laws, cGMPs, regulatory standards, and this Agreement, Alphatec shall be responsible for all costs of Globus and its contractors, distributors or agents associated with implementing any such recall; and, for clarity, Sections 3.6 and 3.7 shall apply with respect to any corresponding supply shortage and any replacement by Globus of such recalled Products.
Without limiting any other remedies available to Globus, Alphatec shall either (a) supply Products, without charge to Globus, in an amount sufficient to replace the number of Products recalled within a time period to be agreed with Globus; or (b) refund to Globus the amounts paid by Globus for Products so recalled or seized.

ARTICLE 7
PAYMENT PROVISIONS
7.1    Supply Price. Alphatec shall supply each Product under this Agreement to Globus in an amount equal to the Price; provided that such Prices shall be subject to any applicable discounts set forth in Section 3.7 and increases or decreases if the TPM(s) increase or decrease the price to manufacture such product; provided, that in no event shall any price for any Product increase or decrease (a) more than one time during any twelve (12) month period or (b) in an amount that exceeds [***] of the Price during the twelve (12) months preceding any such price increase. Alphatec shall not increase the price for any Product without providing Globus with reasonable documentation that price increases from TPM(s) justify such price increase. In the event of any such Price change, Alphatec shall provide appropriate supporting document with respect thereto promptly following Globus’s request therefor.
7.2    Method of Payment.
7.2.1    At the time of each shipment of Products hereunder, Alphatec shall invoice Globus, and Globus shall pay such undisputed invoices within thirty (30) days following the Delivery Date of such Products. Each invoice shall specify the Purchase Order number to which it corresponds.
7.2.2    The Parties acknowledge and agree that Alphatec, in partial consideration for the Purchase Agreement, hereby grants Globus a credit equal to $3,900,000 for Product purchases under this Agreement (“Credit”). Globus may pay any given invoice (including in connection with the First Purchase Order or the Second Purchase Order), in its entirety or partially, through the Credit until the earlier of (a) the Credit being exhausted or (b) the date that is two hundred ten (210) days after the Effective Date; provided, that Globus may not (i) use the Credit to pay an invoice during the first thirty (30) days after the Effective Date, or (ii) use more than one-half of the Credit from the thirty-first (31st) day after the Effective Date through the one hundred twentieth (120th) day after the Effective Date. In the event that Globus uses the Credit to pay for any given invoice, Globus shall provide a written accounting to Alphatec indicating the portion of such invoice being satisfied through the Credit and the amount of the Credit remaining.
7.3    Reimbursement of Third Party Payments. Alphatec shall deliver, within ninety (90) days of the end of each calendar quarter, to Globus a report setting forth the amounts paid by Alphatec under any In-Bound License (as such term is defined in the Purchase Agreement) with respect to Products that are exclusively sold outside the United States. Globus shall reimburse Alphatec such amounts within thirty (30) days after delivery of each such invoice.
7.4    United States Dollars. All sales and payments shall be made in United States Dollars and all dollar ($) amounts specified in this Agreement are United States dollar amounts.

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7.5    Taxes. All taxes relating to the supply of Products hereunder required to be paid to any supranational, federal, state, territorial or local authority, including any sales, VAT, use, or excise taxes, shall be borne by Globus; provided, however, that for purposes of clarity, any income taxes based upon Alphatec’s income shall be borne by Alphatec. Official receipts indicating proof of payment of any such taxes shall be secured and made available to Globus upon request as evidence of payment.

ARTICLE 8
CONFIDENTIALITY
8.1    Definition of Confidential Information. “Confidential Information” means all know-how (and all tangible and intangible embodiments thereof), and all other secret, confidential or proprietary information, data or materials, whether provided in written, oral, graphic, video, computer or other form, which is owned or controlled by a Party and is disclosed or made available by such Party or an Affiliate of such Party to the other Party or an Affiliate of such other Party pursuant to this Agreement. Notwithstanding the foregoing, Confidential Information shall not include information that:
(a)was known or used by the receiving Party or such Party’s Affiliates prior to its date of disclosure to the receiving Party as demonstrated by appropriate evidence; or
(b)either before or after the date of the disclosure to the receiving Party or the receiving Party’s Affiliate is lawfully disclosed to the receiving Party or any of such Party’s Affiliates by sources other than the disclosing Party rightfully in possession of such know-how and not bound by confidentiality obligations to the disclosing Party; or
(c)either before or after the date of the disclosure to the receiving Party or any of such Party’s Affiliates is or becomes published or otherwise is or becomes part of the public knowledge, through no breach hereof on the part of the receiving Party or such Party’s Affiliates; or
(d)is independently developed by or for the receiving Party or any of such Party’s Affiliates without reference to or reliance upon the Confidential Information of the disclosing Party as demonstrated by appropriate convincing evidence.
8.2    Confidentiality and Non-Use Obligations. Each Party agrees that all Confidential Information disclosed to such Party or any of such Party’s Affiliates by the other Party or an Affiliate of such other Party (a) shall not be used by the receiving Party or such Party’s Affiliates except in connection with the activities contemplated by this Agreement or in order to further the purposes of this Agreement (including activities in connection with the Purchase Agreement) and (b) shall be maintained in confidence by the receiving Party and such Party’s Affiliates, with a degree of care that is not less than the receiving Party typically exercises with respect to its own Confidential Information of a similar nature and in any case with not less than reasonable care. Notwithstanding the foregoing provisions of this Section 8.2, either Party may disclose Confidential Information of the other Party to Persons to which such Party is required to make such disclosure by Applicable Law, regulation or legal process, including (x) by the rules or regulations of the United States Securities and Exchange Commission (the “SEC”) or similar regulatory agency in a country other than the United States or of any stock exchange or other securities trading institution and (y) to the extent necessary to exercise the rights granted to or retained by the receiving Party or fulfil obligations under this Agreement; provided that, in each case such Party shall provide prior notice of such intended disclosure to such other Party if possible under the circumstances and shall disclose only such Confidential Information of such other Party as is reasonably required to be disclosed.
8.3    Disclosures to Employees, Consultants, Advisors, Etc. Each Party agrees that such Party and such Party’s Affiliates shall provide Confidential Information received from the other Party only to the receiving Party’s respective employees, directors, consultants, advisors, potential partners, and to the employees, directors, consultants and advisors of the receiving Party’s Affiliates, solely under conditions of confidentiality and non-use at least as stringent as the conditions imposed by this Agreement, provided that each Party shall remain responsible for any failure by such Party’s and such Party’s Affiliates’ respective employees, consultants, advisors, to treat such information and materials as required under Section 8.2.
8.4    Disclosure of Provisions of Agreement.
(a)Each Party agrees to hold as confidential the terms of this Agreement, except that (i) each Party shall have the right to disclose such terms to investors, potential investors, business partners, potential business partners, lenders, potential lenders, acquirers, potential acquirers, investment bankers and other Third Parties in connection with licensing, financing and acquisition activities, provided that any such Third Party has entered into a written obligation with the disclosing Party to treat such information and materials as confidential which is at least as stringent as the conditions imposed by this Agreement (and each Party shall remain responsible for any failure by any of the foregoing Persons, to whom a receiving Party may disclose Confidential Information, to treat such information and materials as required under Section 8.2) and (ii) each Party shall have the right to disclose such terms as required by Applicable Law, regulation or legal process, including by the rules or regulations of the SEC or similar regulatory agency in a country other than the United States or of any stock exchange or other securities trading institution; provided that the Party subject to such disclosure requirement shall, if reasonably practicable under the circumstances, provide the other Party with a reasonable opportunity to review and comment in advance on the disclosing Party’s proposed disclosure and such disclosing Party shall consider in good faith any comments thereon provided by the other Party.
(b)In the event that this Agreement shall be included in any report, statement or other document filed by either Party or an Affiliate of either Party with the SEC or similar regulatory agency in a country other than the United States or any stock exchange or other securities trading institution, such Party shall use, or shall cause such Party’s Affiliate, as the case may be, to use, Diligent Efforts to obtain confidential treatment from the SEC, similar regulatory agency, stock exchange or other securities trading institution of any financial information or other information of a competitive or confidential nature, and shall include in such confidentiality request such provisions of this Agreement as may be reasonably requested by the other Party.

ARTICLE 9
REPRESENTATIONS AND WARRANTIES
9.1    Representations of Authority. Alphatec and Globus, each for itself and its Affiliates, represent and warrant to the other Party as of the Effective Date:
(a)except as otherwise identified in writing and delivered to the other Party prior to the Effective Date, the execution, delivery to the other Party and performance by it of this Agreement and its compliance with the terms and provisions of this Agreement do not and will not conflict, in any material respect, with, or result in a breach of, any of the terms or provisions of: (i) any other contractual obligations of such Party; (ii) the provisions of its charter, operating documents or bylaws; or (iii) any order, writ, injunction or decree of any court or governmental authority entered against it or by which it or any of its property is bound except where such breach or conflict would not materially impact the warranting Party’s ability to meet its obligations hereunder;
(b)this Agreement is a legal and valid obligation binding upon such Party and enforceable in accordance with its terms except as enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights and (ii) equitable principles of general applicability;
(c)such Party is a corporation duly organized, validly existing and in good standing under the laws of the state or other jurisdiction of incorporation or formation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof except where failure to be in good standing would not materially impact the Party’s ability to meet its obligations hereunder;
(d)such Party is duly authorized, by all requisite corporate action, to execute and deliver this Agreement and the execution, delivery and performance of this Agreement by such Party does not require any shareholder action or approval, and the person executing this Agreement on behalf of such Party is duly authorized to do so by all requisite corporate action;
(e)no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of such Party in connection with the valid execution, delivery and performance of this Agreement, except where the failure to obtain any of the foregoing would not have a material adverse impact on the ability of such Party to meet its obligations hereunder; and
(f)neither Party (and no Person working for such Party) involved in the development, manufacture or commercialization of the Products has been (i) debarred, disqualified or excluded by the FDA (or subject to a similar sanction by any other applicable Governmental Authority) or (ii) the subject of an FDA or other Governmental Authority debarment, disqualification or exclusion investigation or proceeding (or similar proceeding by any other applicable regulatory authority), and each Party shall immediately notify the other in the event that it or any Person working for such Party should become debarred, disqualified or excluded or the subject of an FDA or other Governmental Authority debarment, disqualification or exclusion investigation or proceeding.
9.2    No Presumption Against Drafter. Each Party represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption will apply against the Party which drafted such terms and provisions.

9.3    Representations of Alphatec. Alphatec represents and warrants to Globus that:
(a)All Products shall be free from defects in materials and workmanship, shall be fit for the purpose for which it is intended and shall not be adulterated or misbranded;
(b)All Products shall be manufactured in accordance with the Specifications, the Regulatory Dossier, cGMP, all Applicable Laws, regulatory standards, this Agreement, the requirements of any relevant Governmental Authority and any further design, manufacturing, packaging or other standards agreed in writing by the Parties; and
(c)The ownership and operation of each Manufacturing Facility shall be in material compliance with cGMPs and all Applicable Laws (including the receipt and possession of all applicable permits and authorizations, including a current drug establishment registration with all Governmental Authorities), and any further formulating, manufacturing, labeling and packaging, or other standards agreed in writing by the Parties.
9.4    No Other Warranties. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY PRODUCTS OR ANY PARTY’S INTELLECTUAL PROPERTY.

ARTICLE 10
INDEMNIFICATION OF THIRD PARTY CLAIMS; INSURANCE;
LIMITATION OF LIABILITY
10.1    Indemnification by Globus. Globus agrees to indemnify and hold harmless Alphatec and Alphatec’s Affiliates and their respective shareholders, directors, officers, employees and agents (“Alphatec Indemnitees”) from and against any liabilities, losses, costs, damages, fees or expenses arising out of any Third Party claim relating to (a) any breach by Globus of any of its representations, warranties or obligations pursuant to this Agreement or (b) Globus’s or its Affiliates’ negligent (or more culpable act or omission) or violation of Applicable Laws or regulations in connection with this Agreement; provided, however, that Globus will not be obligated to indemnify or hold harmless Alphatec Indemnitees from any such liabilities, losses, costs, damages, fees or expenses to the extent that such liabilities, losses, costs, damages, fees or expenses have resulted from the negligent (or more culpable) act or omission of a Alphatec Indemnitee or from any breach by Alphatec of any of its representations, warranties or obligations pursuant to this Agreement or the Purchase Agreement or a Alphatec Indemnitee’s violation of Applicable Laws or regulations.
10.2    Indemnification by Alphatec. Alphatec agrees to indemnify and hold harmless Globus and Globus’s Affiliates and their respective shareholders, directors, officers, employees and agents (“Globus Indemnitees”) from and against any liabilities, losses, costs, damages, fees or expenses arising out of any Third Party claim relating to (a) any breach by Alphatec (or its Affiliates or TPMs) of any of Alphatec’s representations, warranties or obligations pursuant to this Agreement, provided that, with respect to any alleged breach of Alphatec’s obligation to manufacture and supply Product in compliance with the Specifications, cGMP and Applicable Laws, including alleged breach of Section 9.3, this Section 10.2 shall apply solely with respect to Third Party claims alleging product liability, (b) Alphatec’s or its Affiliates’ or TPMs’ negligent (or more culpable act or omission) or violation of Applicable Laws or regulations in connection with this Agreement, (c) any Third Party claims alleging product liability, or (d) any claim brought against Globus by customers or wholesalers of Globus pursuant to any agreements (i) that have been assigned by Alphatec to Globus pursuant to the Purchase Agreement (provided that such agreements have not been amended after such assignment in a manner that would increase potential liability to Alphatec under this Section 10.2) or (ii) entered into by Globus after the Effective Date (provided that such agreements contain a limitation of liability clause and a force majeure clause that are substantially similar to those contained in the agreements that have been assigned by Alphatec to Globus pursuant to the Purchase Agreement), to the extent such claims allege lost profits as a result of Globus’s failure to supply Product to such customers or wholesalers pursuant to such agreements solely to the extent such failure to supply is caused by a Supply Failure; provided, however, that Alphatec will not be obligated to indemnify or hold harmless Globus Indemnitees from any such liabilities, losses, costs, damages, fees or expenses to the extent that such liabilities, losses, costs, damages, fees or expenses have resulted from the negligent (or more culpable) act or omission of a Globus Indemnitee or from a breach by Globus of any of its representations, warranties or obligations pursuant to this Agreement or a Globus Indemnitee’s violation of Applicable Laws or regulations.
10.3    Claims for Indemnification. A Person entitled to indemnification under this Article 10 (an “Indemnified Party”) shall give prompt written notification to the Person from whom indemnification is sought (the “Indemnifying Party”) of the commencement of any action, suit or proceeding relating to a Third Party claim for which indemnification may be sought or, if earlier, upon the assertion of any such claim by a Third Party (it being understood and agreed, however, that the failure by an Indemnified Party to give notice of a Third Party claim as provided in this Section 10.3 shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except and only to the extent that such Indemnifying Party is actually damaged as a result of such failure to give notice). Within fourteen (14) days after delivery of such notification, the Indemnifying Party may, upon written notice thereof to the Indemnified Party, assume control of the defense of such action, suit, proceeding or claim with counsel reasonably satisfactory to the Indemnified Party. If the Indemnifying Party does not assume control of such defense, the Indemnified Party shall control such defense and, without limiting the Indemnifying Party’s indemnification obligations, the Indemnifying Party shall reimburse the Indemnified Party for all reasonable costs, including attorney fees, incurred by the Indemnified Party in defending itself within thirty (30) days after receipt of any invoice therefore from the Indemnified Party. The Party not controlling such defense may participate therein at its own expense; provided that, if the Indemnifying Party assumes control of such defense and the Indemnified Party in good faith concludes, based on advice from counsel, that the Indemnifying Party and the Indemnified Party have conflicting interests with respect to such action, suit, proceeding or claim, the Indemnifying Party shall be responsible for the reasonable fees and expenses of counsel to the Indemnified Party in connection therewith. The Party controlling such defense shall keep the other Party advised of the status of such action, suit, proceeding or claim and the defense thereof and shall consider recommendations made by the other Party with respect thereto. The Indemnified Party shall not agree to any settlement of such action, suit, proceeding or claim without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld, delayed or conditioned. The Indemnifying Party shall not agree to any settlement of such action, suit, proceeding or claim or consent to any judgment in respect thereof that does not include a complete and unconditional release of the Indemnified Party from all liability with respect thereto, that imposes any liability or obligation on the Indemnified Party or that acknowledges fault by the Indemnified Party without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld.
10.4    TPM Indemnification. Notwithstanding the foregoing, the Parties agree that they shall coordinate with one another regarding any indemnification claims asserted against any TPM with respect to any Product supplied under this Agreement and any recoveries with respect thereto by Globus from such TPM shall count as recoveries from Alphatec for purposes of Alphatec’s indemnification obligations to Globus hereunder (i.e., Globus shall not be permitted to separately recover from both Alphatec and a TPM for the same Third Party liability amounts).
10.5    Insurance. During the Term and for three (3) years thereafter, each Party shall maintain insurance with an insurance company that has an A.M. Best rating of A- or better, and that is reasonable and prudent in light of prevailing market practices, and other relevant factors, but in no event shall such insurance coverage include less than General Commercial Liability Insurance and umbrella with combined limits of not less than $3M/occurrence. Globus shall be named as an additional insured under Alphatec’s policies. Upon a Party’s request, the other Party shall provide to such Party a certificate of insurance showing that such insurance is in place. Neither Party shall cancel or amend its insurance policies such that such policy will be inconsistent with the requirements set forth in the first sentence of this Section 10.5 without the other Party’s prior written consent. In no event shall this Section 10.5 in any way limit or be considered a waiver of either Party’s liability with respect to its indemnification or other obligations under this Agreement.
10.6    Limitation of Liability. IN NO EVENT SHALL EITHER PARTY OR ITS AFFILIATES OR ITS OR THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES OR AGENTS BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES OR ITS OR THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES OR AGENTS FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE, EXEMPLARY OR INCIDENTAL DAMAGES OR LOSSES OF ANY KIND, NATURE OR DESCRIPTION WHATSOEVER (INCLUDING LOST PROFITS) SUFFERED OR INCURRED BY SUCH PARTY FOR ANY CAUSE WHATSOEVER, REGARDLESS OF WHETHER ARISING FROM BREACH OF CONTRACT, WARRANTY, TORT, STRICT LIABILITY OR OTHERWISE, EVEN IF SUCH PARTY IS ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE OR IF SUCH LOSS OR DAMAGE COULD HAVE BEEN REASONABLY FORESEEN. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 10.6 IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY WITH RESPECT TO ANY THIRD PARTY CLAIMS UNDER SECTION 10.1 OR 10.2 OR ANY CLAIMS OF A PARTY’S BREACH OF CONFIDENTIALITY OBLIGATIONS UNDER ARTICLE 8.
ARTICLE 11
TERM; TERMINATION
11.1    Term. Unless earlier terminated in accordance with this Article 11, the initial term of this Agreement will commence upon the Effective Date and continue for a period of three (3) years. Subject to Globus continuing to make purchases of Products during the applicable additional renewed year equal to at least [***] of the total Products purchased during the final twelve (12) months of the Term (i.e., the original Term and prior to any extension thereof), Globus may renew this Agreement for up to two (2) additional twelve (12) month periods by written notice to Alphatec no less than thirty (30) days prior to the expiration of the initial or subsequent term, as applicable (collectively, the initial term and any subsequent terms, the “Term”).
11.2    Termination for Convenience. Globus may terminate this Agreement for any reason or no reason upon one hundred eighty (180) days prior written notice to Alphatec.

11.3    Termination for Breach. Upon a material breach of this Agreement by a Party (the “Breaching Party”), the other Party (the “Non-Breaching Party”) may terminate this Agreement for by providing ninety (90) days’ written notice to the Breaching Party, and the termination shall become effective with respect to any material breach, or any combination of breaches that in aggregate is material, at the end of the notice period unless the Breaching Party cures such breach(es) during such notice period.
11.4    Expiration; Termination; Consequences.
(a)Fulfilment and Acceptance of Purchase Orders. Alphatec shall be obligated to fulfil any Purchase Orders submitted prior to the termination or expiration of this Agreement. Globus shall be obligated to pay any outstanding and undisputed invoices, and to accept and pay for any Products set forth in any Purchase Orders (following delivery thereof) submitted prior to the termination or expiration of this Agreement, as well as any of the following safety stock and inventory required to be held by Alphatec pursuant to Section 3.5: (i) Products that are not part of Alphatec’s then-current line of products within its existing business and are not then being sold by Alphatec outside the Territory or (ii) Products manufactured in accordance with the Rolling Forecasts that have less than ninety percent (90%) shelf life as a result of Globus’s failure to purchase such Product.
(b)Cooperation. Alphatec agrees that at any time following the expiration or earlier termination (other than termination by Alphatec pursuant to Section 11.3) of this Agreement, Alphatec shall, at the request of Globus, transfer to Globus or a Third Party designated by Globus, all technical information as reasonably related to the Manufacturing Services or the testing of Products, and provide such other information and cooperation as is reasonably requested by Globus.
(c)Accrued Rights; Surviving Obligations. Termination, relinquishment or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any Party prior to such termination, relinquishment or expiration. Such termination, relinquishment or expiration shall not relieve any Party from obligations which are expressly or by implication intended to survive termination, relinquishment or expiration of this Agreement and shall not affect or prejudice any provision of this Agreement which is expressly or by implication provided to come into effect on, or continue in effect after, such termination, relinquishment or expiration. The following provisions shall survive termination or expiration of this Agreement in its entirety, and, any other provisions, which by their terms or by the context thereof, are intended to survive such expiration or termination, shall also survive: Articles 1, 7, 8, 10, 12, and 13 and Sections 4.1(b), 4.1(c), 4.1(e), 5.6, 6.4, 6.5, and 11.4 (as applicable).
(d)Rights in Bankruptcy. In the event of the bankruptcy of Alphatec, Globus, in addition to the rights, power and remedies expressly provided herein, shall be entitled to exercise all other such rights and powers and resort to all other such remedies as may now or hereafter exist at law or in equity (including under the US Bankruptcy Code and any similar laws in any other country in the Territory).
(e)Discontinuation of Use; Return of Confidential Information. Except for rights granted pursuant to this Section 11.4, upon expiration or termination of this Agreement, each Party will discontinue use of the other Party’s Confidential Information and will return to the other Party (unless otherwise mutually agreed in writing by the Parties and except for one copy for archival purposes only) within thirty (30) days after the effective date of expiration or termination all physical embodiments of any of the other Party’s Confidential Information, that were provided by such other Party under this Agreement; provided, however, that each Party shall have the right to retain one copy of such Confidential Information in its confidential files to the extent retention of such Confidential Information is required by Applicable Laws and to shall not be required to destroy any computer records or files containing Confidential Information of the other Party that have been created pursuant to automatic archiving and back-up procedures and cannot be reasonably deleted; provided that any such copies shall be subject to Article 8.

ARTICLE 12
GOVERNING LAW; CONSENT TO JURISDICTION
12.1    Governing Law. This Agreement shall be construed and the respective rights of the Parties determined according to the substantive laws of the State of Delaware notwithstanding any provisions governing conflict of laws under such Delaware law to the contrary and without giving effect to the United Nations Convention on Contracts for the International Sale of Goods, except matters of intellectual property law which shall be determined in accordance with the national intellectual property laws relevant to the intellectual property in question.
12.2    Jurisdiction. Each Party (a) irrevocably submits to the exclusive jurisdiction of any United States District Court and state court sitting in the State of Delaware (collectively, the “Courts”), for purposes of any action, suit or other proceeding arising out of this Agreement, and (b) agrees not to raise any objection at any time to the laying or maintaining of the venue of any such action, suit or proceeding in any of the Courts, irrevocably waives any claim that such action, suit or other proceeding has been brought in an inconvenient forum and further irrevocably waives the right to object, with respect to such action, suit or other proceeding, that such Court does not have any jurisdiction over such Party.

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

12.3    Injunctive Relief. Each Party acknowledges and agrees that the other Party may be irreparably damaged if obligations hereunder of such other Party are not performed by such other Party in accordance with their specific terms. Each Party acknowledges and agrees that any breach of, or failure to perform or comply with, any such obligations by the applicable Party may not be adequately compensated in all cases by monetary damages alone. Accordingly, each Party shall be entitled to enforce such obligations by seeking in any action, suit or other proceeding arising out of this Agreement an award of specific performance and/or other equitable relief.
12.4    No Limitation. Nothing in Section 12.2 shall be construed as limiting in any way the right of a Party to seek an injunction with respect to any actual or threatened breach of this Agreement in any court of competent jurisdiction. Should any Party seek an injunction, then for purposes of determining whether to grant such injunction, the dispute underlying the request for such injunction may be heard by the court in which such action or proceeding is brought.

ARTICLE 13
MISCELLANEOUS PROVISIONS
13.1    Assignment. This Agreement (and, except as set forth herein, the rights and obligations herein) may not be assigned by either Party without the prior written consent of the other Party hereto, which consent shall not be unreasonably withheld; provided that each Party shall have the right to assign this Agreement to (i) any of its Affiliates or (ii) any successor in interest (whether by merger, acquisition, asset purchase, change of control, operation of law or otherwise) to all or substantially all of its business or assets to which this Agreement relates, in each case without the prior written consent of the other Party.
13.2    Entire Agreement; Amendments. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof, and supersedes all previous and contemporaneous arrangements with respect to the subject matter hereof, whether written or oral, between the Parties, excluding the Purchase Agreement. Any amendment or modification to this Agreement shall be made in a written agreement that explicitly refers to this Agreement and that is signed by both Parties.
13.3    Notices.
Notices to Alphatec shall be addressed to:
Alphatec Holdings, Inc.
5818 El Camino Real
Carlsbad, CA 92008
Attn: Ebun S. Garner
egarner@alphatecspine.com
Facsimile: (760) 431-9083
With copies to:
Latham & Watkins LLP
12670 High Bluff Drive
San Diego, CA 92130
Attn: Scott N. Wolfe
Matthew T. Bush
Facsimile: (858) 523-5450
Email: scott.wolfe@lw.com
matt.bush@lw.com
Notices to Globus shall be addressed to:
Globus Medical Ireland Limited
Valley Forge Business Center
2560 General Armistead Avenue
Audubon, PA 19403
Attn: Anthony Williams
Facsimile: (610) 930-1667
Email: awilliams@globusmedical.com
With copy to:
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103-29219

Attn: Benjamin R. Wills
Facsimile: (215) 963-5001
Email: benjamin.wills@morganlewis.com
Any Party may change its address by giving notice to the other Party in the manner herein provided. Any notice required or provided for by the terms of this Agreement shall be in writing and shall be (a) sent by registered or certified mail, return receipt requested, postage prepaid, (b) sent via a reputable overnight courier service, (c) sent by facsimile transmission with an original following the same day via a reputable overnight courier service or (d) personally delivered, in each case properly addressed in accordance with the paragraph above. The effective date of notice shall be the actual date of receipt by the Party receiving the same.
13.4    Compliance with Laws. Each Party agrees to comply with all Applicable Laws and best industry practices in performance of its obligations hereunder.
13.5    English Language. All reports and notices provided pursuant to this Agreement shall be in the English language.
13.6    Force Majeure. No failure or omission by the Parties in the performance of any obligation of this Agreement shall be deemed a breach of this Agreement or create any liability if the same shall arise from any cause or causes beyond the control of the Parties, including the following: acts of God; fire; storm; flood; earthquake; accident; war; rebellion; insurrection; riot; and invasion and provided that such failure or omission resulting from one of the above causes is cured as soon as is practicable after the occurrence of one or more of the above-mentioned causes.
13.7    Independent Contractors. It is understood and agreed that the relationship between the Parties hereunder is that of independent contractors and that nothing in this Agreement shall be construed as authorization for either Alphatec or Globus to act as agent for the other.
13.8    Headings and Interpretation. The captions or headings of the sections or other subdivisions hereof are inserted only as a matter of convenience or for reference and shall have no effect on the meaning of the provisions hereof. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) “or” has the inclusive meaning frequently identified with the phrase “and/or,” (d) “including” has the inclusive meaning frequently identified with the phrase “including but not limited to” or “including without limitation,” and (e) references to “hereunder”, “herein”, “hereto” or “hereof” relate to this Agreement.
13.9    No Implied Waivers; Rights Cumulative. No failure on the part of Alphatec or Globus to exercise, and no delay in exercising, any right, power, remedy or privilege under this Agreement, or provided by statute or at law or in equity or otherwise, shall impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein. No right, power, remedy or privilege herein conferred upon or reserved to a Party is intended to be exclusive of any other right, power, remedy or privilege, and each and every right, power, remedy and privilege of a Party pursuant to this Agreement or now or hereafter existing at law or in equity shall to the extent permitted by law be cumulative, concurrent and in addition to every other right, power, remedy or privilege pursuant to this Agreement or now or hereafter existing at law or in equity.
13.10    Severability. If, under Applicable Law or regulation, any provision of this Agreement is invalid or unenforceable, or otherwise directly or indirectly affects the validity of any other provision(s) of this Agreement (such invalid or unenforceable provision, a “Severed Clause”), this Agreement shall endure except for the Severed Clause. The Parties shall consult one another and use reasonable efforts to agree upon a valid and enforceable provision that is a reasonable substitute for the Severed Clause in view of the intent of this Agreement.
13.11    Performance by Affiliates. To the extent that this Agreement imposes obligations on Affiliates of a Party, such Party agrees to cause such Party’s Affiliates to perform such obligations. In addition, in the event of any litigation between Globus and/or any Affiliate of Globus, on the one hand, and Alphatec and/or any Affiliate of Alphatec, on the other hand, arising out of or relating to this Agreement, each Party agrees that such Party shall, and shall cause all such Affiliates of such Party to, promptly comply with discovery requirements, including requirements regarding the production of documents and the providing of witnesses (and such Party shall be obliged to assemble necessary information and provide witnesses if requested to testify on behalf of such Party and/or any such Affiliate of such Party regarding designated matters), imposed by the court in such litigation or otherwise imposed under Applicable Law or regulation.
13.12    Execution in Counterparts; Facsimile and PDF Signatures. This Agreement may be executed in counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument even if both Parties have not executed the same counterpart. Signatures provided by facsimile transmission or “PDF” electronic transmission shall be deemed to be original signatures.

[Signatures on following page]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.
ALPHATEC HOLDINGS, INC.

By:/S/ Ebun Garner
Name:    Ebun Garner
Title:    General Counsel SVP

GLOBUS MEDICAL IRELAND, LTD.

By: /S/ Daniel Thomas Scavilla
Name:    Daniel Thomas Scavilla
Title:    Director

Schedule 1.18
List of Products and Prices

See attached.

Schedule 2.1
Third Party Manufacturers

ADVANTAGE MANUFACTURING TECHNOLOGIES, INC.
AESCULAP INC
AFT MICROMECANIQUE SAS
APS MATERIALS, INC.
ARCAMED
AUTOCAM MEDICAL DEVICES LLC
AVALIGN CASES AND TRAYS (ADVANTIS)
AVALIGN NEMCOMED
BIOMATLANTE BIOLOGICS SOLUTIONS
BOEDEKER PLASTICS INC
BRADSHAW MEDICAL INC.
COULOT
CULVER TOOL & ENGINEERING INC
DANCO
DRT MEDICAL, LLC
ELITE MEDICAL LLC
ENGINEERED MEDICAL SYSTEMS LLC
FMI INSTRUMED (B.V.)
GAUTHIER BIOMEDICAL
GREATBATCH MEDICAL
GSOURCE, LLC
HTI TECHNOLOGIES
INSTRUMED INTERNATIONAL INC
INTAI TECHNOLOGY CORPORATION
IN'TECH MEDICAL SA
IN'TECH MEDICAL, INC.
INVIBIO, INC.
IONISOS
ISOTRON - SYNERGY HEALTH
JADE PRECISION MEDICAL COMPONENTS
JATEX INC.
KASIOS
LASERAGE TECHNOLOGY CORPORATION
LIFE INSTRUMENT CORPORATION
LISI MEDICAL FASTENERS
LISI MEDICAL JEROPA, INC.
LUMITEX INC
MACKAY MANUFACTURING, INC.
MASSELIN
MEDICAL PACKAGING
MEDIFLEX/ FLEXBAR MACHINE CORP
MEDIKMARK
MEDLANE

MEDTORQUE
MEDTORQUE, INC. (KENOSHA)
METAL CRAFT RIVERSIDE MACHINING & ENGINEERING
NEMCOMED FW LLC
NG INSTRUMENTS, INC.
NORMAN NOBLE
OBE OHNMACHT & BAUMGÄRTNER
OBERG INDUSTRIES INC
ORCHID ORTHOPEDIC SOLUTIONS, LLC
ORCHID SANTA ANA
OURY GUYE
PACIFIC INSTRUMENTS
PARAGON MEDICAL, INC.
PERY
PRECISION EDGE SURG PRODUCTS LLC
PTI ENGINEERED PLASTICS
PYXIDIS
PYXIDIS MEDICAL CONTENEUR
QUALITY EDM, INC.
RED STAR CONTRACTING MANUFACTURING
RICHTER PRECISION ,INC
RMS
RMS SURGICAL
RTI REMMELE MEDICAL
SEABROOK INTERNATIONAL
SEL ETS LORIC
SIMAGEC
STEPHEN GOULD CORPORATION
STERIGENICS U.S., INC.
STOLL METALCRAFT, INC.
STRUCTURE MEDICAL LLC
SURFACE DYNAMICS LLC
SYMMETRY MEDICAL
TECHNICAL MANUFACTURING WEST
TECOMET KENOSHA
TEGRA MEDICAL
TEKNIMED S.A.
TSUNAMI SRL
TURNER MEDICAL INC.
TWIN CITY EDM & MFG. INC.
UNIVERSAL PUNCH CORP.
UNIVERSITY OF MIAMI TISSUE BANK
VERACITY MEDICAL SOLUTIONS
WEBER INSTRUMENTE GMBH & CO.
Y&W TECHNOLOGIES LLC
Schedule 5.2(a)

Products and Lead Times (If Longer than 90 Days)

PN	DESCRIPTION	SUPPLIER	Lead-Time (weeks)
87016	French Rod Bender	Gauthier	[***]
73520	Illico Retractor	Mackay	[***]
51911	Self Retaining Screwdriver	Universal Punch	[***]
51920	DTS Self Retaining Screwdriver	Universal Punch	[***]
63958-01	SHAFT, SELF RETAINING SET SCREW INSERTER	Universal Punch	[***]
63961	HEXALOBE SET SCREW TORQUE SHAFT	Universal Punch	[***]
71734	SELF RETAINING SCREWDRIVER	Universal Punch	[***]
73760	SET SCREW INSERTER, DOUBLE ENDED	Universal Punch	[***]
73761	SET SCREW REMOVER	Universal Punch	[***]
75007	SELF RETAINING SCREWDRIVER	Universal Punch	[***]
75011-01-01-01	BLANK, HEXALOBE INSERTER U-JOINT TIP	Universal Punch	[***]
87013	T25 SELF RETAINING DRIVER	Universal Punch	[***]
87029-01	SHAFT, T27 SET SCREW INSERTER	Universal Punch	[***]
87030	DOUBLE SIDED T27 SET SCREW INSERTER	Universal Punch	[***]
87030-01	TIP, DOUBLE SIDED T27 SET SCREW INSERTER	Universal Punch	[***]
87034	T27 SET SCREW DRIVER	Universal Punch	[***]
87039	T25 BRIDGE DRIVER	Universal Punch	[***]
87044-01	SHAFT, T27 SET SCREW INSERTER, LONG	Universal Punch	[***]
87047	LONG T27 SET SCREW DRIVER	Universal Punch	[***]
87063	T25 BRIDGE INSERTER	Universal Punch	[***]
92936	SET SCREW INSERTER	Universal Punch	[***]
92936-01	SHAFT, SET SCREW INSERTER	Universal Punch	[***]
92937	LONG SET SCREW INSERTER	Universal Punch	[***]
92937-01	SHAFT, LONG SET SCREW INSERTER	Universal Punch	[***]
LA-HD0011	T27 HEXALOBE DRIVER, LEUCADIA AUTOLOK	Universal Punch	[***]
51912	SCREW REMOVAL TOOL	RMS	[***]
63953	THORACIC POLYAXIAL SCREWDRIVER	RMS	[***]
64098-401	MODULAR SPINE DISTRACTOR, LARGE TIP RIGHT	RMS	[***]
64098-402	MODULAR SPINE DISTRACTOR, LARGE TIP LEFT	RMS	[***]
11CC2A15-45S	ANTERIOR ANATOMICAL CERVICAL CAGE PEEK WIDTH 15mm Ht 4.5mm STERILE	COULOT (SIMAGEC, ISOTRON)	[***]
11CC2A15-5S	ANTERIOR ANATOMICAL CERVICAL CAGE PEEK WIDTH 15mm Ht 5mm STERILE	COULOT (SIMAGEC, ISOTRON)	[***]
11CC2A15-6S	ANTERIOR ANATOMICAL CERVICAL CAGE PEEK WIDTH 15mm Ht 6mm STERILE	COULOT (SIMAGEC, ISOTRON)	[***]
11CC2A15-7S	ANTERIOR ANATOMICAL CERVICAL CAGE PEEK WIDTH 15mm Ht 7mm STERILE	COULOT (SIMAGEC, ISOTRON)	[***]
11CC2A15-8S	ANTERIOR ANATOMICAL CERVICAL CAGE PEEK WIDTH 15mm Ht 8mm STERILE	COULOT (SIMAGEC, ISOTRON)	[***]
11CC2A15-9S	ANTERIOR ANATOMICAL CERVICAL CAGE PEEK WIDTH 15mm Ht 9mm STERILE	COULOT (SIMAGEC, ISOTRON)	[***]
11CC2A15-10S	ANTERIOR ANATOMICAL CERVICAL CAGE PEEK WIDTH 15mm Ht 10mm STERILE	COULOT (SIMAGEC, ISOTRON)	[***]
11CC2A17-10S	ANTERIOR ANATOMICAL CERVICAL CAGE PEEK WIDTH 17mm Ht 10mm STERILE	COULOT (SIMAGEC, ISOTRON)	[***]
11CC2A17-45S	ANTERIOR ANATOMICAL CERVICAL CAGE PEEK WIDTH 17mm Ht 4.5mm STERILE	COULOT (SIMAGEC, ISOTRON)	[***]
11CC2A17-5S	ANTERIOR ANATOMICAL CERVICAL CAGE PEEK WIDTH 17mm Ht 5mm STERILE	COULOT (SIMAGEC, ISOTRON)	[***]
11CC2A17-6S	ANTERIOR ANATOMICAL CERVICAL CAGE PEEK WIDTH 17mm Ht 6mm STERILE	COULOT (SIMAGEC, ISOTRON)	[***]

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

11CC2A17-7S	ANTERIOR ANATOMICAL CERVICAL CAGE PEEK WIDTH 17mm Ht 7mm STERILE	COULOT (SIMAGEC, ISOTRON)	[***]
11CC2A17-8S	ANTERIOR ANATOMICAL CERVICAL CAGE PEEK WIDTH 17mm Ht 8mm STERILE	COULOT (SIMAGEC, ISOTRON)	[***]
11CC2A17-9S	ANTERIOR ANATOMICAL CERVICAL CAGE PEEK WIDTH 17mm Ht 9mm STERILE	COULOT (SIMAGEC, ISOTRON)	[***]
11CC2A20-45S	ANTERIOR ANATOMICAL CERVICAL CAGE PEEK WIDTH 20mm Ht 4.5mm STERILE	COULOT (SIMAGEC, ISOTRON)	[***]
11CC2A20-5S	ANTERIOR ANATOMICAL CERVICAL CAGE PEEK WIDTH 20mm Ht 5mm STERILE	COULOT (SIMAGEC, ISOTRON)	[***]
11CC2A20-6S	ANTERIOR ANATOMICAL CERVICAL CAGE PEEK WIDTH 20mm Ht 6mm STERILE	COULOT (SIMAGEC, ISOTRON)	[***]
11CC2A20-7S	ANTERIOR ANATOMICAL CERVICAL CAGE PEEK WIDTH 20mm Ht 7mm STERILE	COULOT (SIMAGEC, ISOTRON)	[***]
11CC2A20-8S	ANTERIOR ANATOMICAL CERVICAL CAGE PEEK WIDTH 20mm Ht 8mm STERILE	COULOT (SIMAGEC, ISOTRON)	[***]
11CC2A20-9S	ANTERIOR ANATOMICAL CERVICAL CAGE PEEK WIDTH 20mm Ht 9mm STERILE	COULOT (SIMAGEC, ISOTRON)	[***]
11CC2A20-10S	ANTERIOR ANATOMICAL CERVICAL CAGE PEEK WIDTH 20mm Ht 10mm STERILE	COULOT (SIMAGEC, ISOTRON)	[***]
11CC2AC17-45S	SHORT ANTERIOR ANATOMICAL CERVICAL CAGE PEEK WIDTH 17mm Ht 4.5mm STERILE	COULOT (SIMAGEC, ISOTRON)	[***]
11CC2AC17-5S	SHORT ANTERIOR ANATOMICAL CERVICAL CAGE PEEK WIDTH 17mm Ht 5mm STERILE	COULOT (SIMAGEC, ISOTRON)	[***]
11CC2AC17-6S	SHORT ANTERIOR ANATOMICAL CERVICAL CAGE PEEK WIDTH 17mm Ht 6mm STERILE	COULOT (SIMAGEC, ISOTRON)	[***]
11CC2AC17-7S	SHORT ANTERIOR ANATOMICAL CERVICAL CAGE PEEK WIDTH 17mm Ht 7mm STERILE	COULOT (SIMAGEC, ISOTRON)	[***]
11CC2AC17-8S	SHORT ANTERIOR ANATOMICAL CERVICAL CAGE PEEK WIDTH 17mm Ht 8mm STERILE	COULOT (SIMAGEC, ISOTRON)	[***]
11CC2AC17-9S	SHORT ANTERIOR ANATOMICAL CERVICAL CAGE PEEK WIDTH 17mm Ht 9mm STERILE	COULOT (SIMAGEC, ISOTRON)	[***]
11VC40-09S	CERVICAL SCREW Ø 4 L 9mm STERILE QTY 2	PERY (SIMAGEC, ISOTRON)	[***]
11VC40-10S	CERVICAL SCREW Ø 4 L 10mm STERILE QTY 2	PERY (SIMAGEC, ISOTRON)	[***]
11VC40-11S	CERVICAL SCREW Ø 4 L 11mm STERILE QTY 2	PERY (SIMAGEC, ISOTRON)	[***]
11VC40-12S	CERVICAL SCREW Ø 4 L 12mm STERILE QTY 2	PERY (SIMAGEC, ISOTRON)	[***]
11VC40-13S	CERVICAL SCREW Ø 4 L 13mm STERILE QTY 2	PERY (SIMAGEC, ISOTRON)	[***]
11VC40-14S	CERVICAL SCREW Ø 4 L 14mm STERILE QTY 2	PERY (SIMAGEC, ISOTRON)	[***]
11VC40-15S	CERVICAL SCREW Ø 4 L 15mm STERILE QTY 2	PERY (SIMAGEC, ISOTRON)	[***]
11VC40-16S	CERVICAL SCREW Ø 4 L 16mm STERILE QTY 2	PERY (SIMAGEC, ISOTRON)	[***]
11VC40-17S	CERVICAL SCREW Ø 4 L 17mm STERILE QTY 2	PERY (SIMAGEC, ISOTRON)	[***]
11VC40-18S	CERVICAL SCREW Ø 4 L 18mm STERILE QTY 2	PERY (SIMAGEC, ISOTRON)	[***]
11VC40-19S	CERVICAL SCREW Ø 4 L 19mm STERILE QTY 2	PERY (SIMAGEC, ISOTRON)	[***]
11VC40-20S	CERVICAL SCREW Ø 4 L 20mm STERILE QTY 2	PERY (SIMAGEC, ISOTRON)	[***]
11VC40-21S	CERVICAL SCREW Ø 4 L 21mm STERILE QTY 2	PERY (SIMAGEC, ISOTRON)	[***]
11VC40-22S	CERVICAL SCREW Ø 4 L 22mm STERILE QTY 2	PERY (SIMAGEC, ISOTRON)	[***]
11VC45-09RS	CERVICAL REVISION SCREW Ø 4.5 LENGTH 9mm STERILE QTY 2	PERY (SIMAGEC, ISOTRON)	[***]
11VC45-10RS	CERVICAL REVISION SCREW Ø 4.5 LENGTH 10mm STERILE QTY 2	PERY (SIMAGEC, ISOTRON)	[***]
11VC45-11RS	CERVICAL REVISION SCREW Ø 4.5 LENGTH 11mm STERILE QTY 2	PERY (SIMAGEC, ISOTRON)	[***]
11VC45-12RS	CERVICAL REVISION SCREW Ø 4.5 LENGTH 12mm STERILE QTY 2	PERY (SIMAGEC, ISOTRON)	[***]
11VC45-13RS	CERVICAL REVISION SCREW Ø 4.5 LENGTH 13mm STERILE QTY 2	PERY (SIMAGEC, ISOTRON)	[***]
11VC45-14RS	CERVICAL REVISION SCREW Ø 4.5 LENGTH 14mm STERILE QTY 2	PERY (SIMAGEC, ISOTRON)	[***]

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

11VC45-15RS	CERVICAL REVISION SCREW Ø 4.5 LENGTH 15mm STERILE QTY 2	PERY (SIMAGEC, ISOTRON)	[***]
11VC45-16RS	CERVICAL REVISION SCREW Ø 4.5 LENGTH 16mm STERILE QTY 2	PERY (SIMAGEC, ISOTRON)	[***]
11VC45-17RS	CERVICAL REVISION SCREW Ø 4.5 LENGTH 17mm STERILE QTY 2	PERY (SIMAGEC, ISOTRON)	[***]
11VC45-18RS	CERVICAL REVISION SCREW Ø 4.5 LENGTH 18mm STERILE QTY 2	PERY (SIMAGEC, ISOTRON)	[***]
11VC45-19RS	CERVICAL REVISION SCREW Ø 4.5 LENGTH 19mm STERILE QTY 2	PERY (SIMAGEC, ISOTRON)	[***]
11VC45-20RS	CERVICAL REVISION SCREW Ø 4.5 LENGTH 20mm STERILE QTY 2	PERY (SIMAGEC, ISOTRON)	[***]
11VC45-21RS	CERVICAL REVISION SCREW Ø 4.5 LENGTH 21mm STERILE QTY 2	PERY (SIMAGEC, ISOTRON)	[***]
11VC45-22RS	CERVICAL REVISION SCREW Ø 4.5 LENGTH 22mm STERILE QTY 2	PERY (SIMAGEC, ISOTRON)	[***]
11EPDC1-H1S	DISCOCERV PROSTHESIS, PRELOADED, 17mm*13mm, HEIGHT 5.25mm, STERILE	HTI Technologies	[***]
11EPDC1-H2S	DISCOCERV PROSTHESIS, PRELOADED, 17mm*13mm, HEIGHT 6mm, STERILE	HTI Technologies	[***]
11EPDC1-H3S	DISCOCERV PROSTHESIS, PRELOADED, 17mm*13mm, HEIGHT 6.75mm, STERILE	HTI Technologies	[***]
11EPDC1-H4S	DISCOCERV PROSTHESIS, PRELOADED, 17mm*13mm, HEIGHT 7.5mm, STERILE	HTI Technologies	[***]
11EPDC2-H1S	DISCOCERV PROSTHESIS, PRELOADED, 20mm*15mm, HEIGHT 6mm, STERILE	HTI Technologies	[***]
11EPDC2-H2S	DISCOCERV PROSTHESIS, PRELOADED, 20mm*15mm, HEIGHT 6.75mm, STERILE	HTI Technologies	[***]
11EPDC2-H3S	DISCOCERV PROSTHESIS, PRELOADED, 20mm*15mm, HEIGHT 7.5mm, STERILE	HTI Technologies	[***]
11EPDC2-H4S	DISCOCERV PROSTHESIS, PRELOADED, 20mm*15mm, HEIGHT 8.25mm, STERILE	HTI Technologies	[***]
11PDC1-H1S	17*13 DISCOCERV DISC HEIGHT 5.25mm STERILE	HTI Technologies	[***]
11PDC1-H2S	17*13 DISCOCERV DISC HEIGHT 6mm STERILE	HTI Technologies	[***]
11PDC1-H3S	17*13 DISCOCERV DISC HEIGHT 6.75mm STERILE	HTI Technologies	[***]
11PDC1-H4S	17*13 DISCOCERV DISC HEIGHT 7.5mm STERILE	HTI Technologies	[***]
11PDC2-H1S	20*15 DISCOCERV DISC HEIGHT 6mm STERILE	HTI Technologies	[***]
11PDC2-H2S	20*15 DISCOCERV DISC HEIGHT 6.75mm STERILE	HTI Technologies	[***]
11PDC2-H3S	20*15 DISCOCERV DISC HEIGHT 7.5mm STERILE	HTI Technologies	[***]
11PDC2-H4S	20*15 DISCOCERV DISC HEIGHT 8.25mm STERILE	HTI Technologies	[***]
25200-110-SEU	ALPHATEC SOLUS LUMBAR SPACER, 10mm MEDIUM, 7˚ LORDOTIC, STERILE	Metal Craft (Sterigenics)	[***]
25200-112-SEU	ALPHATEC SOLUS LUMBAR SPACER, 12mm MEDIUM, 7˚ LORDOTIC, STERILE	Metal Craft (Sterigenics)	[***]
25200-114-SEU	ALPHATEC SOLUS LUMBAR SPACER, 14mm MEDIUM, 7˚ LORDOTIC, STERILE	Metal Craft (Sterigenics)	[***]
25200-116-SEU	ALPHATEC SOLUS LUMBAR SPACER, 16mm MEDIUM, 7˚ LORDOTIC, STERILE	Metal Craft (Sterigenics)	[***]
25200-312-SEU	ALPHATEC SOLUS LUMBAR SPACER, 12mm MEDIUM, 12˚ LORDOTIC, STERILE	Metal Craft (Sterigenics)	[***]
25200-314-SEU	ALPHATEC SOLUS LUMBAR SPACER, 14mm MEDIUM, 12˚ LORDOTIC, STERILE	Metal Craft (Sterigenics)	[***]
25200-316-SEU	ALPHATEC SOLUS LUMBAR SPACER, 16mm MEDIUM, 12˚ LORDOTIC, STERILE	Metal Craft (Sterigenics)	[***]
25600-110-SEU	ALPHATEC SOLUS LUMBAR SPACER, 10mm LARGE, 7˚ LORDOTIC, STERILE	Metal Craft (Sterigenics)	[***]
25600-112-SEU	ALPHATEC SOLUS LUMBAR SPACER, 12mm LARGE, 7˚ LORDOTIC, STERILE	Metal Craft (Sterigenics)	[***]

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

25600-114-SEU	ALPHATEC SOLUS LUMBAR SPACER, 14mm LARGE, 7˚ LORDOTIC, STERILE	Metal Craft (Sterigenics)	[***]
25600-116-SEU	ALPHATEC SOLUS LUMBAR SPACER, 16mm LARGE, 7˚ LORDOTIC, STERILE	Metal Craft (Sterigenics)	[***]
25600-118-SEU	ALPHATEC SOLUS LUMBAR SPACER, 18mm LARGE, 7˚ LORDOTIC, STERILE	Metal Craft (Sterigenics)	[***]
25600-312-SEU	ALPHATEC SOLUS LUMBAR SPACER, 12mm LARGE, 12˚ LORDOTIC, STERILE	Metal Craft (Sterigenics)	[***]
25600-314-SEU	ALPHATEC SOLUS LUMBAR SPACER, 14mm LARGE, 12˚ LORDOTIC, STERILE	Metal Craft (Sterigenics)	[***]
25600-316-SEU	ALPHATEC SOLUS LUMBAR SPACER, 16mm LARGE, 12˚ LORDOTIC, STERILE	Metal Craft (Sterigenics)	[***]
25600-318-SEU	ALPHATEC SOLUS LUMBAR SPACER, 18mm LARGE, 12˚ LORDOTIC, STERILE	Metal Craft (Sterigenics)	[***]
21298-45	OSSEOFIX IMPLANT, STERILE PACKAGED, 4.5MM	Structure (Laserage, Sterigenics)	[***]
21298-55	OSSEOFIX IMPLANT, STERILE PACKAGED, 5.5MM	Structure (Laserage, Sterigenics)	[***]
21298-70	OSSEOFIX IMPLANT, STERILE PACKAGED, 7.0MM	Structure (Laserage, Sterigenics)	[***]
53065-40	OSSEOSCREW F TI POLYAXIAL 6.5 X 40MM	Structure (Laserage)	[***]
53065-45	OSSEOSCREW F TI POLYAXIAL 6.5 X 45MM	Structure (Laserage)	[***]
53065-50	OSSEOSCREW F TI POLYAXIAL 6.5 X 50MM	Structure (Laserage)	[***]
53065-55	OSSEOSCREW F TI POLYAXIAL 6.5 X 55MM	Structure (Laserage)	[***]
53075-40	OSSEOSCREW F TI POLYAXIAL 7.5 X 40MM	Structure (Laserage)	[***]
53075-45	OSSEOSCREW F TI POLYAXIAL 7.5 X 45MM	Structure (Laserage)	[***]
53075-50	OSSEOSCREW F TI POLYAXIAL 7.5 X 50MM	Structure (Laserage)	[***]
53075-55	OSSEOSCREW F TI POLYAXIAL 7.5 X 55MM	Structure (Laserage)	[***]
53165-40	OSSEOSCREW F TI HIGH TOP 6.5 X 40MM	Structure (Laserage)	[***]
53165-45	OSSEOSCREW F TI HIGH TOP 6.5 X 45MM	Structure (Laserage)	[***]
53165-50	OSSEOSCREW F TI HIGH TOP 6.5 X 50MM	Structure (Laserage)	[***]
53165-55	OSSEOSCREW F TI HIGH TOP 6.5 X 55MM	Structure (Laserage)	[***]
53175-40	OSSEOSCREW F TI HIGH TOP 7.5 X 40MM	Structure (Laserage)	[***]
53175-45	OSSEOSCREW F TI HIGH TOP 7.5 X 45MM	Structure (Laserage)	[***]
53175-50	OSSEOSCREW F TI HIGH TOP 7.5 X 50MM	Structure (Laserage)	[***]
53175-55	OSSEOSCREW F TI HIGH TOP 7.5 X 55MM	Structure (Laserage)	[***]
53365-40	OSSEOSCREW F TI SACRAL 6.5 X 40MM	Structure (Laserage)	[***]
53365-45	OSSEOSCREW F TI SACRAL 6.5 X 45MM	Structure (Laserage)	[***]
53365-50	OSSEOSCREW F TI SACRAL 6.5 X 50MM	Structure (Laserage)	[***]
53365-55	OSSEOSCREW F TI SACRAL 6.5 X 55MM	Structure (Laserage)	[***]
53375-40	OSSEOSCREW F TI SACRAL 7.5 X 40MM	Structure (Laserage)	[***]
53375-45	OSSEOSCREW F TI SACRAL 7.5 X 45MM	Structure (Laserage)	[***]
53375-50	OSSEOSCREW F TI SACRAL 7.5 X 50MM	Structure (Laserage)	[***]
53375-55	OSSEOSCREW F TI SACRAL 7.5 X 55MM	Structure (Laserage)	[***]
12TG2S-55-82	DOUBLE SEMI-RIGID ROD Ø 5.5 Lg. 82	LISI Medical Fasteners	[***]
12TG2S-55-87	DOUBLE SEMI-RIGID ROD Ø 5.5 Lg. 87	LISI Medical Fasteners	[***]
12TGN55-110	LOW PROFILE SEMI-RIGID ROD Ø 5.5 L 110mm	LISI Medical Fasteners	[***]
12TGN55-130	LOW PROFILE SEMI-RIGID ROD Ø 5.5 L 130mm	LISI Medical Fasteners	[***]
12TGN55-150	LOW PROFILE SEMI-RIGID ROD Ø 5.5 L 150mm	LISI Medical Fasteners	[***]
12TGN55-200	LOW PROFILE SEMI-RIGID ROD Ø 5.5 L 200mm	LISI Medical Fasteners	[***]
12TGN55-250	LOW PROFILE SEMI-RIGID ROD Ø 5.5 L 250mm	LISI Medical Fasteners	[***]
12TGN55-300	LOW PROFILE SEMI-RIGID ROD Ø 5.5 L 300mm	LISI Medical Fasteners	[***]
12TGN55-350	LOW PROFILE SEMI-RIGID ROD Ø 5.5 L 350mm	LISI Medical Fasteners	[***]
12TGN55-50	LOW PROFILE SEMI-RIGID ROD Ø 5.5 L 50mm	LISI Medical Fasteners	[***]
12TGN55-55	LOW PROFILE SEMI-RIGID ROD Ø 5.5 L 55mm	LISI Medical Fasteners	[***]

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

12TGN55-65	LOW PROFILE SEMI-RIGID ROD Ø 5.5 L 65mm	LISI Medical Fasteners	[***]
12TGN55-75	LOW PROFILE SEMI-RIGID ROD Ø 5.5 L 75mm	LISI Medical Fasteners	[***]
12TGN55-85	LOW PROFILE SEMI-RIGID ROD Ø 5.5 L 85mm	LISI Medical Fasteners	[***]
11EPDC1-A	INSERTER TIP FOR 11PDC1	OBE Ohnmacht & Baumgartner	[***]
11EPDC2-A	INSERTER TIP FOR 11PDC2	OBE Ohnmacht & Baumgartner	[***]
1070-1010	SCREW DRIVER FOR TWINFLEX STAINLESS STELL SCREWS	Oury Guye, In'Tech SA	[***]
2070-2027	IMPLANT HOLDER	Oury Guye, In'Tech SA	[***]
2070-2030	ROD GRIPPER	Oury Guye, In'Tech SA	[***]
21EDC02	PDC1 DISCOCERV DISTRACTOR	Oury Guye	[***]
21PIN02	IMPLANT DRIVER	Oury Guye, In'Tech SA	[***]
22CIN01-1	FRENCH BENDER	Oury Guye	[***]
22CIN01-2	SMALL FRENCH BENDER	Oury Guye	[***]
22CNT06	COMPRESSOR	Oury Guye, In'Tech SA	[***]
22DST03	DESTRACTOR	Oury Guye, In'Tech SA	[***]
22PIN03	ROD PLIERS	Oury Guye	[***]
22PIN04	SMALL ROD PLIERS	Oury Guye	[***]
22PIN05	CONNECTING ELEMENT HOLDER	Oury Guye	[***]
22PIN06	PLIERS	Oury Guye, In'Tech SA	[***]
22PIN10	ADJUSTABLE ROD PLIERS	Oury Guye	[***]
22RUGL01	LAMINAR SCRAPER	Oury Guye	[***]
22RUGP02	PEDICLE SCRAPER	Oury Guye	[***]
22RUGT03	TRANSVERSE SCRAPER	Oury Guye	[***]
9070-2012	PLIERS	Oury Guye, In'Tech SA	[***]
1070-1036	COUNTER TORQUE	In'Tech SA	[***]
1070-1060	BOLT DRIVER	In'Tech SA	[***]
2070-1028	7.00 FLAT WRENCH	In'Tech SA	[***]
2070-1033	POSITIONER	In'Tech SA	[***]
2070-1044	COUNTER TORQUE	In'Tech SA	[***]
2070-2048	RONGEUR	In'Tech SA	[***]
20DST01	PARALLEL DISTRATOR FOR CORPORECTOMY IMPLANTS	In'Tech SA	[***]
20DST02	CERVICAL PARALLEL DISTRACTOR	In'Tech SA	[***]
20PAC01	INTER VERTEBRAL MEASURING DEVICE	In'Tech SA	[***]
21CIN03	PCB PLATE-CAGE BENDER	In'Tech SA	[***]
21CLE03	PDC1 DISCOCERV SUPERIOR KEY	In'Tech SA	[***]
21CLE04	DISCOCERV INFERIOR KEY	In'Tech SA	[***]
21CLE05	PDC2 DISCOCERV SUPERIOR KEY	In'Tech SA	[***]
21CLE06	NUT KEY	In'Tech SA	[***]
21COM03	GRAFT PUSHER FOR CERVICAL CAGES 11CC2A	In'Tech SA	[***]
21COM06	GRAFT COMPACTOR FOR PCB PLATE-CAGE	In'Tech SA	[***]
21COM07	GRAFT PUSHER FOR CERVICAL CAGES 11CC2A15	In'Tech SA	[***]
21DST02	CERVICAL DISTRACTOR	In'Tech SA	[***]
21EDC01	CERCICAL TIPS FOR PARALLEL DISTRACTOR - 11ICC16 1/2 + 2/2	In'Tech SA	[***]
21EPDC1-H1	TRIAL TIP FOR 11EPDC1-H1	In'Tech SA	[***]
21EPDC1-H2	TRIAL TIP FOR 11EPDC1-H2	In'Tech SA	[***]
21EPDC1-H3	TRIAL TIP FOR 11EPDC1-H3	In'Tech SA	[***]
21EPDC1-H4	TRIAL TIP FOR 11EPDC1-H4	In'Tech SA	[***]
21EPDC2-H1	TRIAL TIP FOR 11EPDC2-H1	In'Tech SA	[***]
21EPDC2-H2	TRIAL TIP FOR 11EPDC2-H2	In'Tech SA	[***]

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

21EPDC2-H3	TRIAL TIP FOR 11EPDC2-H3	In'Tech SA	[***]
21EPDC2-H4	TRIAL TIP FOR 11EPDC2-H4	In'Tech SA	[***]
21FPDC1-H1	PDC1 DISCOCERV TRIAL HEIGHT 5.25mm	In'Tech SA	[***]
21FPDC1-H2	PDC1 DISCOCERV TRIAL HEIGHT 6mm	In'Tech SA	[***]
21FPDC1-H3	PDC1 DISCOCERV TRIAL HEIGHT 6.75mm	In'Tech SA	[***]
21FPDC1-H4	PDC1 DISCOCERV TRIAL HEIGHT 7.5mm	In'Tech SA	[***]
21FPDC2-H1	PDC2 DISCOCERV TRIAL HEIGHT 6mm	In'Tech SA	[***]
21FPDC2-H2	PDC2 DISCOCERV TRIAL HEIGHT 6.75mm	In'Tech SA	[***]
21FPDC2-H3	PDC2 DISCOCERV TRIAL HEIGHT 7.5mm	In'Tech SA	[***]
21FPDC2-H4	PDC2 DISCOCERV TRIAL HEIGHT 8.25mm	In'Tech SA	[***]
21GPC01	PDC1 DISCOCERV FLAT PROBE	In'Tech SA	[***]
21GPC02	PDC2 DISCOCERV FLAT PROBE	In'Tech SA	[***]
21HPDC1-H1	TRIAL TIP 1:1 FOR 11EPDC1-H1	In'Tech SA	[***]
21HPDC1-H2	TRIAL TIP 1:1 FOR 11EPDC1-H2	In'Tech SA	[***]
21HPDC1-H3	TRIAL TIP 1:1 FOR 11EPDC1-H3	In'Tech SA	[***]
21HPDC1-H4	TRIAL TIP 1:1 FOR 11EPDC1-H4	In'Tech SA	[***]
21HPDC2-H1	TRIAL TIP 1:1 FOR 11EPDC2-H1	In'Tech SA	[***]
21HPDC2-H2	TRIAL TIP 1:1 FOR 11EPDC2-H2	In'Tech SA	[***]
21HPDC2-H3	TRIAL TIP 1:1 FOR 11EPDC2-H3	In'Tech SA	[***]
21HPDC2-H4	TRIAL TIP 1:1 FOR 11EPDC2-H4	In'Tech SA	[***]
21ICC2A01	IMPACTOR FOR CERVICAL CAGES 11CC2A	In'Tech SA	[***]
21ICC2A02	IMPACTOR FOR CERVICAL CAGES 11CC2A	In'Tech SA	[***]
21ICC2A03	CAGE HOLDER WITH STOPPER FOR CC2A	In'Tech SA	[***]
21LOC01	INSERTER, LOCKING SHAFT	In'Tech SA	[***]
21MAE01M	SNAP-ON HANDLE FOR CERVICAL INSTRUMENTATION	In'Tech SA	[***]
21PC02E	SQUARE END	In'Tech SA	[***]
21PIN04	RETRIEVAL KEY	In'Tech SA	[***]
21PRE02	PLATE GRIPPER	In'Tech SA	[***]
21PRE08	PDC1 DISCOCERV HOLDER	In'Tech SA	[***]
21PRE09	PDC2 DISCOCERV HOLDER	In'Tech SA	[***]
21PRE14	PLATE-CAGE HOLDER	In'Tech SA	[***]
21PRE17	SIMPLE HOLDER-HANDLE	In'Tech SA	[***]
21PRE18	INSERTER, INTERNAL HOLDER	In'Tech SA	[***]
21RAP01-10	CERVICAL RASP Ht 10mm	In'Tech SA	[***]
21RAP01-105	CERVICAL RASP Ht 10.5mm	In'Tech SA	[***]
21RAP01-45	CERVICAL RASP Ht 4.5mm	In'Tech SA	[***]
21RAP01-5	CERVICAL RASP Ht 5mm	In'Tech SA	[***]
21RAP01-55	CERVICAL RASP Ht 5.5mm	In'Tech SA	[***]
21RAP01-6	CERVICAL RASP Ht 6mm	In'Tech SA	[***]
21RAP01-65	CERVICAL RASP Ht 6.5mm	In'Tech SA	[***]
21RAP01-7	CERVICAL RASP Ht 7mm	In'Tech SA	[***]
21RAP01-75	CERVICAL RASP Ht 7.5mm	In'Tech SA	[***]
21RAP01-8	CERVICAL RASP Ht 8mm	In'Tech SA	[***]
21RAP01-85	CERVICAL RASP Ht 8.5mm	In'Tech SA	[***]
21RAP01-9	CERVICAL RASP Ht 9mm	In'Tech SA	[***]
21RAP01-95	CERVICAL RASP Ht 9.5mm	In'Tech SA	[***]
21SOC02	SOCKET FOR CERVICAL CAGES 11CC2A	In'Tech SA	[***]
21SOC07	PCB PLATE-CAGE SOCKET	In'Tech SA	[***]
21STP01	INSERTER, STOPPER-HANDLE	In'Tech SA	[***]

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

21TAR03E	SCREW TAP FOR SNAP-ON HANDLE	In'Tech SA	[***]
21TRV01E	SCREWDRIVER FOR SNAP-ON HANDLE	In'Tech SA	[***]
21TRV03	SCREWDRIVER FOR DISTRACTION PIN	In'Tech SA	[***]
21TRV05	SCREWDRIVER FOR POLYAXIAL SCREW	In'Tech SA	[***]
21TRV07	SCREWDRIVER	In'Tech SA	[***]
21TRV09E	SCREWDRIVER SHAFT FOR CERVICAL CORPORECTOMY IMPLANT	In'Tech SA	[***]
22BRA01-A	LEFT ARM	In'Tech SA	[***]
22BRA01-B	RIGHT ARM	In'Tech SA	[***]
22BT14-A	REVOLVING SLEEVE	In'Tech SA	[***]
22CCC03	COUNTER TORQUE	In'Tech SA	[***]
22CCC03US	STANDARD COUNTER TORQUE	In'Tech SA	[***]
22CCC08	COUNTER TORQUE KEY	In'Tech SA	[***]
22CCC10	COUNTER TORQUE KEY	In'Tech SA	[***]
22CCC11	COUNTER TORQUE	In'Tech SA	[***]
22CLE02	OCTOGONAL 10.15mm LIGA PLATE SCREWDRIVER	In'Tech SA	[***]
22CLE12	HEXAGONAL DRIVER	In'Tech SA	[***]
22CLE13	LATERAL KEY SIZE 9	In'Tech SA	[***]
22CLE14	OCTOGONAL13mm ISOBAR TTL U LINE NUT DRIVER	In'Tech SA	[***]
22CLE16	LOCKING KEY FOR 22CLE15	In'Tech SA	[***]
22CLE21	WRENCH FOR SHORT PLS NUT	In'Tech SA	[***]
22CNT09	COMPRESSION PLIERS	In'Tech SA	[***]
22CNT11	PARALLEL COMPRESSION PLIERS	In'Tech SA	[***]
22COM05	GRAFT PUSHER FOR ANTERIOR CAGE KLA	In'Tech SA	[***]
22DST20	DISTRACTION PLIERS	In'Tech SA	[***]
22DST21	PARALLEL DISTRACTION PLIERS	In'Tech SA	[***]
22EDL01	LUMBAR TIPS FOR PARALLEL DISTRACTOR	In'Tech SA	[***]
22EDT01	THORACIC TIPS FOR PARALLEL DISTRACTOR	In'Tech SA	[***]
22IMP08	HEMISPHERICAL HOOK IMPACTOR	In'Tech SA	[***]
22JAU01	PALPATOR	In'Tech SA	[***]
22MNP01	SCREW HEAD REPOSITIONNER	In'Tech SA	[***]
22PER01US	OFFSET ROD ROCKER	In'Tech SA	[***]
22PER04US	AXIAL PERSUADER	In'Tech SA	[***]
22PIN23	OFFSET REMOVAL PLIERS	In'Tech SA	[***]
22PRE09	IMPLANT GRIPPER	In'Tech SA	[***]
22PRE10	PLATE HOLDER	In'Tech SA	[***]
22PRE12	IMPLANT IMPACTOR	In'Tech SA	[***]
22PRE13	PLATE HOLDER	In'Tech SA	[***]
22PRE14	OLYS CAGE HOLDER	In'Tech SA	[***]
22PRE17	PREHENSOR	In'Tech SA	[***]
22PRE18	ROD HOLDER	In'Tech SA	[***]
22PRE24	INNER NUT HOLDER	In'Tech SA	[***]
22PT02	TRIANGULAR AWL WITH STOPPER	In'Tech SA	[***]
22PTG04	ROCKER	In'Tech SA	[***]
22RC10-A	CLIP RING	In'Tech SA	[***]
22RKR07US	ROD ROCKER FORCEPS	In'Tech SA	[***]
22RSR01US	REDUCTION SCREW TAB RING	In'Tech SA	[***]
22SPT03	STRAIGHT PEDICLE SPATULA	In'Tech SA	[***]
22SPT04	CURVED PEDICLE SPATULA	In'Tech SA	[***]

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

22TAR05E-45	SNAP ON SCREW TAP FOR Ø4.5mm SCREWS	In'Tech SA	[***]
22TAR05E-55	SNAP ON SCREW TAP FOR Ø5.5mm SCREWS	In'Tech SA	[***]
22TAR05E-62	SNAP ON SCREW TAP FOR Ø6.2mm SCREWS	In'Tech SA	[***]
22TAR05E-70	SNAP ON SCREW TAP FOR Ø7mm SCREWS	In'Tech SA	[***]
22TAR05E-80	SNAP ON SCREW TAP FOR Ø8mm SCREWS	In'Tech SA	[***]
22TRV08	SCREWDRIVER FOR MONOAXIAL U SCREW	In'Tech SA	[***]
22TRV10US	POLYAXIAL SCREWDRIVER	In'Tech SA	[***]
22TRV14	GUIDE	In'Tech SA	[***]
22TRV21	SCREWDRIVER FOR HEMISPHERICAL SCREW	In'Tech SA	[***]
22TRV22	SCREWDRIVER TO SECURE PLS SCREWS	In'Tech SA	[***]
22TRV23	SCREWDRIVER FOR MONOAXIAL MX SCREW	In'Tech SA	[***]
22TRV24	SCREWDRIVER PENTAGONAL 3.5MM	In'Tech SA	[***]
22TRV25	SCREWDRIVER HEXAGONAL 4MM	In'Tech SA	[***]
22TRV27	SCREWDRIVER FOR POLYAXIAL SCREW	In'Tech SA	[***]
22TRV29	SCREWDRIVER HEXAGONAL 2.5MM	In'Tech SA	[***]
22TRV31	SCREWDRIVER	In'Tech SA	[***]
22TRV32	LOCKING SCREWDRIVER	In'Tech SA	[***]
22TRV33	REMOVAL SCREWDRIVER	In'Tech SA	[***]
22TRV37	SCREWDRIVER FOR REDUCTION SCREWS	In'Tech SA	[***]
22TRV39E	SCREWDRIVER SHAFT FOR THORACO-LUMBAR CORPORECTOMY IMPLANT	In'Tech SA	[***]
27240	SCREW TO SCREW DISTRACTOR	In'Tech SA	[***]
3073-4220	IMPLANT HOLDER	In'Tech SA	[***]
6070-1016	COUNTER TORQUE	In'Tech SA	[***]
7070-1031	SCREWDRIVER 7mm	In'Tech SA	[***]
7070-1047	HEX SHAPED SHAFT 2.5mm	In'Tech SA	[***]
7070-1048	COUNTER TORQUE	In'Tech SA	[***]
7070-1050	SCREWDRIVER	In'Tech SA	[***]
7070-4043	REMOVAL TOOL HEX T20	In'Tech SA	[***]
C070-1016	HOLDING SCREWDRIVER	In'Tech SA	[***]
C070-1040	COUNTER TORQUE	In'Tech SA	[***]
C070-2010	ROD HOLDER	In'Tech SA	[***]
C070-2030	CLIP REMOVAL INSTRUMENT	In'Tech SA	[***]
C070-EM30	TIP FOR CLIP REMOVER	In'Tech SA	[***]
G070-1007	NUT WRENCH 7MM	In'Tech SA	[***]
G070-1010	TIGHTENING WRENCH	In'Tech SA	[***]
G070-1040	COUNTER TORQUE	In'Tech SA	[***]
K070-1011	POSITIONING SCREWDRIVER	In'Tech SA	[***]
P070-4220	IMPLANT DRIVER	In'Tech SA	[***]

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 5.2(d)
Inventory Order for the First Purchase Order and the Second Purchase Order

Part Number	Part Description	1 Month Avg	1Month Ext. Cost
22015	ZODIAC DEGENERATIVE	[***]	[***]
22085	ZODIAC DEGENERATIVE	[***]	[***]
47058	ZODIAC DEGENERATIVE	[***]	[***]
47127	ARSENAL DEGENERATIVE	[***]	[***]
50345	ZODIAC DEGENERATIVE	[***]	[***]
52171	ZODIAC DEGENERATIVE	[***]	[***]
56189	ZODIAC DEGENERATIVE	[***]	[***]
62007	ZODIAC DEFORMITY	[***]	[***]
62008	ZODIAC DEFORMITY	[***]	[***]
62030	ZODIAC DEFORMITY	[***]	[***]
62031	ZODIAC DEFORMITY	[***]	[***]
62301	ZODIAC DEFORMITY	[***]	[***]
62302	ZODIAC DEFORMITY	[***]	[***]
62303	ZODIAC DEFORMITY	[***]	[***]
62304	ZODIAC DEFORMITY	[***]	[***]
62306	ZODIAC DEFORMITY	[***]	[***]
62307	ZODIAC DEFORMITY	[***]	[***]
62308	ZODIAC DEFORMITY	[***]	[***]
62310	ZODIAC DEFORMITY	[***]	[***]
62311	ZODIAC DEFORMITY	[***]	[***]
62312	ZODIAC DEFORMITY	[***]	[***]
62314	ZODIAC DEFORMITY	[***]	[***]
62315	ZODIAC DEFORMITY	[***]	[***]
62318	ZODIAC DEFORMITY	[***]	[***]
62319	ZODIAC DEFORMITY	[***]	[***]
62320	ZODIAC DEFORMITY	[***]	[***]
62321	ZODIAC DEFORMITY	[***]	[***]
62322	ZODIAC DEFORMITY	[***]	[***]
62323	ZODIAC DEFORMITY	[***]	[***]
63008	SOLANAS	[***]	[***]
63009	SOLANAS	[***]	[***]
63010	SOLANAS	[***]	[***]
63011	SOLANAS	[***]	[***]
63012	SOLANAS	[***]	[***]
63013	SOLANAS	[***]	[***]
63014	SOLANAS	[***]	[***]
63015	SOLANAS	[***]	[***]
63020	SOLANAS	[***]	[***]
64224	ZODIAC DEGENERATIVE	[***]	[***]
71737	TRESTLE LUXE	[***]	[***]
73556	ILLICO	[***]	[***]
73703	ILLICO	[***]	[***]
75004	AVALON	[***]	[***]
75025	AVALON	[***]	[***]
79701	ILLICO	[***]	[***]

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

79770	ILLICO	[***]	[***]
12VFP55-40	XENON POLYAXIAL SCREW Ø5.5MM, 40MM	[***]	[***]
12VFP62-35	XENON POLYAXIAL SCREW Ø6.2MM, 35MM	[***]	[***]
12VFP62-40	XENON POLYAXIAL SCREW Ø6.2MM, 40MM	[***]	[***]
12VFP62-45	XENON POLYAXIAL SCREW Ø6.2MM, 45MM	[***]	[***]
12VFP70-45	XENON POLYAXIAL SCREW Ø7.0MM, 45MM	[***]	[***]
12VPN01	SET SCREW, STANDARD	[***]	[***]
22045-40	4.5MM UNIPLANAR SCREW, 40MM	[***]	[***]
22055-30	5.5MM UNIPLANAR SCREW, 30MM	[***]	[***]
22055-35	5.5MM UNIPLANAR SCREW, 35MM	[***]	[***]
22055-40	5.5MM UNIPLANAR SCREW, 40MM	[***]	[***]
22065-30	6.5MM UNIPLANAR SCREW, 30MM	[***]	[***]
22065-35	6.5MM UNIPLANAR SCREW, 35MM	[***]	[***]
22065-40	6.5MM UNIPLANAR SCREW, 40MM	[***]	[***]
22065-45	6.5MM UNIPLANAR SCREW, 45MM	[***]	[***]
22075-35	7.5MM UNIPLANAR SCREW, 35MM	[***]	[***]
22075-40	7.5MM UNIPLANAR SCREW, 40MM	[***]	[***]
22075-45	7.5MM UNIPLANAR SCREW, 45MM	[***]	[***]
22075-50	7.5MM UNIPLANAR SCREW, 50MM	[***]	[***]
22155-40	5.5MM HIGHTOP UNIPLANAR SCREW, 40MM	[***]	[***]
22155-45	5.5MM HIGHTOP UNIPLANAR SCREW, 45MM	[***]	[***]
24001-135	SPINOUS PROCESS CLAMP ASSEMBLY, 35-40MM	[***]	[***]
24001-140	SPINOUS PROCESS CLAMP ASSEMBLY, 40-45MM	[***]	[***]
24001-145	SPINOUS PROCESS CLAMP ASSEMBLY, 45-50MM	[***]	[***]
25200-114-SEU	ALPHATEC SOLUS LUMBAR SPACER, 14mm MEDIUM, 7° LORDOTIC, STERILE	[***]	[***]
25200-314-SEU	ALPHATEC SOLUS LUMBAR SPACER, 14mm MEDIUM, 12° LORDOTIC, STERILE	[***]	[***]
25200-316-SEU	ALPHATEC SOLUS LUMBAR SPACER, 16mm MEDIUM, 12° LORDOTIC, STERILE	[***]	[***]
25600-110-SEU	ALPHATEC SOLUS LUMBAR SPACER, 10mm LARGE, 7? LORDOTIC, STERILE	[***]	[***]
25600-112-SEU	ALPHATEC SOLUS LUMBAR SPACER, 12mm LARGE, 7? LORDOTIC, STERILE	[***]	[***]
25600-116-SEU	ALPHATEC SOLUS LUMBAR SPACER, 14mm LARGE, 7° LORDOTIC, STERILE	[***]	[***]
25600-312-SEU	ALPHATEC SOLUS LUMBAR SPACER, 12mm LARGE, 12? LORDOTIC, STERILE	[***]	[***]
25600-316-SEU	ALPHATEC SOLUS LUMBAR SPACER, 14mm LARGE, 12° LORDOTIC, STERILE	[***]	[***]
25600-318-SEU	ALPHATEC SOLUS LUMBAR SPACER, 14mm LARGE, 12° LORDOTIC, STERILE	[***]	[***]
35000-12	HELIFIX IMPLANT 12MM	[***]	[***]
47000-040-025	POLYAXIAL SCREW, 4.0mm X 25mm	[***]	[***]
47000-040-030	POLYAXIAL SCREW, 4.0mm X 30mm	[***]	[***]
47000-040-035	POLYAXIAL SCREW, 4.0mm X 35mm	[***]	[***]
47000-040-040	POLYAXIAL SCREW, 4.0mm X 40mm	[***]	[***]
47000-040-045	POLYAXIAL SCREW, 4.0mm X 45mm	[***]	[***]
47000-045-025	POLYAXIAL SCREW, 4.5mm X 25mm	[***]	[***]
47000-045-030	POLYAXIAL SCREW, 4.5mm X 30mm	[***]	[***]
47000-045-035	POLYAXIAL SCREW, 4.5mm X 35mm	[***]	[***]
47000-045-040	POLYAXIAL SCREW, 4.5mm X 40mm	[***]	[***]
47000-045-045	POLYAXIAL SCREW, 4.5mm X 45mm	[***]	[***]
47000-045-050	POLYAXIAL SCREW, 4.5mm X 50mm	[***]	[***]
47000-055-025	POLYAXIAL SCREW, 5.5mm X 25mm	[***]	[***]

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

47000-055-030	POLYAXIAL SCREW, 5.5mm X 30mm	[***]	[***]
47000-055-035	POLYAXIAL SCREW, 5.5mm X 35mm	[***]	[***]
47000-055-040	POLYAXIAL SCREW, 5.5mm X 40mm	[***]	[***]
47000-055-045	POLYAXIAL SCREW, 5.5mm X 45mm	[***]	[***]
47000-055-050	POLYAXIAL SCREW, 5.5mm X 50mm	[***]	[***]
47000-065-025	POLYAXIAL SCREW, 6.5mm X 25mm	[***]	[***]
47000-065-030	POLYAXIAL SCREW, 6.5mm X 30mm	[***]	[***]
47000-065-035	POLYAXIAL SCREW, 6.5mm X 35mm	[***]	[***]
47000-065-040	POLYAXIAL SCREW, 6.5mm X 40mm	[***]	[***]
47000-065-045	POLYAXIAL SCREW, 6.5mm X 45mm	[***]	[***]
47000-065-050	POLYAXIAL SCREW, 6.5mm X 50mm	[***]	[***]
47000-065-055	POLYAXIAL SCREW, 6.5mm X 55mm	[***]	[***]
47000-065-060	POLYAXIAL SCREW, 6.5mm X 60mm	[***]	[***]
47000-075-025	POLYAXIAL SCREW, 6.5mm X 60mm	[***]	[***]
47000-075-030	POLYAXIAL SCREW, 7.5mm X 30mm	[***]	[***]
47000-075-035	POLYAXIAL SCREW, 7.5mm X 35mm	[***]	[***]
47000-075-040	POLYAXIAL SCREW, 7.5mm X 40mm	[***]	[***]
47000-075-045	POLYAXIAL SCREW, 7.5mm X 45mm	[***]	[***]
47000-075-050	POLYAXIAL SCREW, 7.5mm X 50mm	[***]	[***]
47000-075-055	POLYAXIAL SCREW, 7.5mm X 55mm	[***]	[***]
47000-075-060	POLYAXIAL SCREW, 7.5mm X 60mm	[***]	[***]
47000-075-070	POLYAXIAL SCREW, 7.5mm X 70mm	[***]	[***]
47000-085-030	POLYAXIAL SCREW, 7.5mm X 70mm	[***]	[***]
47000-085-035	POLYAXIAL SCREW, 8.5mm X 35mm	[***]	[***]
47000-085-040	POLYAXIAL SCREW, 8.5mm X 40mm	[***]	[***]
47000-085-045	POLYAXIAL SCREW, 8.5mm X 45mm	[***]	[***]
47000-085-050	POLYAXIAL SCREW, 8.5mm X 50mm	[***]	[***]
47000-085-055	POLYAXIAL SCREW, 8.5mm X 55mm	[***]	[***]
47000-085-060	POLYAXIAL SCREW, 8.5mm X 60mm	[***]	[***]
47000-085-070	POLYAXIAL SCREW, 8.5mm X 70mm	[***]	[***]
47000-085-080	POLYAXIAL SCREW, 8.5mm X 80mm	[***]	[***]
47000-085-090	POLYAXIAL SCREW, 8.5mm X 90mm	[***]	[***]
47000-095-045	POLYAXIAL SCREW, 9.5mm X 45mm	[***]	[***]
47000-095-050	POLYAXIAL SCREW, 9.5mm X 50mm	[***]	[***]
47000-095-060	POLYAXIAL SCREW, 9.5mm X 60mm	[***]	[***]
47000-095-070	POLYAXIAL SCREW, 9.5mm X 70mm	[***]	[***]
47000-095-080	POLYAXIAL SCREW, 9.5mm X 80mm	[***]	[***]
47000-095-090	POLYAXIAL SCREW, 9.5mm X 80mm	[***]	[***]
47000-105-080	POLYAXIAL SCREW, 10.5mm X 80mm	[***]	[***]
47001-55-035	Ti ALLOY STRAIGHT ROD, 5.5mm X 35mm	[***]	[***]
47001-55-040	Ti ALLOY STRAIGHT ROD, 5.5mm X 40mm	[***]	[***]
47001-55-045	Ti ALLOY STRAIGHT ROD, 5.5mm X 45mm	[***]	[***]
47001-55-050	Ti ALLOY STRAIGHT ROD, 5.5mm X 50mm	[***]	[***]
47001-55-055	Ti ALLOY STRAIGHT ROD, 5.5mm X 55mm	[***]	[***]
47001-55-060	Ti ALLOY STRAIGHT ROD, 5.5mm X 60mm	[***]	[***]
47001-55-065	Ti ALLOY STRAIGHT ROD, 5.5mm X 65mm	[***]	[***]
47001-55-070	Ti ALLOY STRAIGHT ROD, 5.5mm X 70mm	[***]	[***]
47001-55-075	Ti ALLOY STRAIGHT ROD, 5.5mm X 75mm	[***]	[***]
47001-55-080	Ti ALLOY STRAIGHT ROD, 5.5mm X 80mm	[***]	[***]
47001-55-090	Ti ALLOY STRAIGHT ROD, 5.5mm X 90mm	[***]	[***]

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

47001-55-100	Ti ALLOY STRAIGHT ROD, 5.5mm X 100mm	[***]	[***]
47001-55-110	Ti ALLOY STRAIGHT ROD, 5.5mm X 110mm	[***]	[***]
47001-55-120	Ti ALLOY STRAIGHT ROD, 5.5mm X 120mm	[***]	[***]
47001-55-130	Ti ALLOY STRAIGHT ROD, 5.5mm X 130mm	[***]	[***]
47003-55-035	Ti ALLOY PRE-CONTOURED ROD, 5.5mm X 35mm	[***]	[***]
47003-55-040	Ti ALLOY PRE-CONTOURED ROD, 5.5mm X 40mm	[***]	[***]
47003-55-045	Ti ALLOY PRE-CONTOURED ROD, 5.5mm X 45mm	[***]	[***]
47003-55-050	Ti ALLOY PRE-CONTOURED ROD, 5.5mm X 50mm	[***]	[***]
47003-55-055	Ti ALLOY PRE-CONTOURED ROD, 5.5mm X 55mm	[***]	[***]
47003-55-060	Ti ALLOY PRE-CONTOURED ROD, 5.5mm X 60mm	[***]	[***]
47003-55-065	Ti ALLOY PRE-CONTOURED ROD, 5.5mm X 65mm	[***]	[***]
47003-55-070	Ti ALLOY PRE-CONTOURED ROD, 5.5mm X 70mm	[***]	[***]
47003-55-075	Ti ALLOY PRE-CONTOURED ROD, 5.5mm X 75mm	[***]	[***]
47003-55-080	Ti ALLOY PRE-CONTOURED ROD, 5.5mm X 80mm	[***]	[***]
47003-55-090	Ti ALLOY PRE-CONTOURED ROD, 5.5mm X 90mm	[***]	[***]
47003-55-100	Ti ALLOY PRE-CONTOURED ROD, 5.5mm X 100mm	[***]	[***]
47006-26	VARIABLE BRIDGE, 26-32mm	[***]	[***]
47006-32	VARIABLE BRIDGE, 32-37mm	[***]	[***]
47006-35	VARIABLE BRIDGE, 35-42mm	[***]	[***]
47006-40	VARIABLE BRIDGE, 40-51mm	[***]	[***]
47006-47	VARIABLE BRIDGE, 47-66mm	[***]	[***]
47006-64	VARIABLE BRIDGE, 64-101mm	[***]	[***]
47008-015	OPEN OFFSET CONNECTOR, 15mm	[***]	[***]
47008-030	OPEN OFFSET CONNECTOR, 30mm	[***]	[***]
47008-045	OPEN OFFSET CONNECTOR, 30mm	[***]	[***]
47008-060	OPEN OFFSET CONNECTOR, 60mm	[***]	[***]
47008-55-030	AXIAL ROD CONNECTOR, 5.5 X 5.5 X 30mm	[***]	[***]
47018-55-055	DOMINO ROD CONNECTOR, 5.5mm	[***]	[***]
47018-55-635	DOMINO ROD CONNECTOR, 5.5mm	[***]	[***]
47028-55-055	ROD CONNECTOR, 5.5mm	[***]	[***]
47028-55-635	ROD CONNECTOR, 5.5mm	[***]	[***]
47038-55-055	WIDE ROD CONNECTOR, 5.5mm	[***]	[***]
47038-55-635	WIDE ROD CONNECTOR, 5.5mm	[***]	[***]
47048-55-055	ROD CONNECTOR, OPEN 5.5mm SIDE LOADING 5.5mm	[***]	[***]
47048-55-635	ROD CONNECTOR, OPEN 5.5mm SIDE LOADING 6.35mm	[***]	[***]
47058-55-040	Right Side-loading Revision Connector, 5.5mm X 40mm	[***]	[***]
47058-55-080	Right Side-loading Revision Connector, 5.5mm X 80mm	[***]	[***]
47068-55-040	Left Side-loading Revision Connector, 5.5mm X 40mm	[***]	[***]
47068-55-080	Left Side-loading Revision Connector, 5.5mm X 80mm	[***]	[***]
47078-55-040	Right Narrow Side-loading Revision Connector, 5.5mm X 40mm	[***]	[***]
47078-55-080	Right Narrow Side-loading Revision Connector, 5.5mm X 80mm	[***]	[***]
47088-55-040	Left Narrow Side-loading Revision Connector, 5.5mm X 40mm	[***]	[***]
47088-55-080	Left Narrow Side-loading Revision Connector, 5.5mm X 80mm	[***]	[***]
47089-55-040	Left Narrow Side-loading Revision Connector, 6.35mm X 80mm	[***]	[***]
47089-55-080	RIGHT IN-LINE REVISION CONNECTOR, 5.5mm X 80mm	[***]	[***]
47089-55-120	RIGHT IN-LINE REVISION CONNECTOR, 5.5mm X 120mm	[***]	[***]
47090-55-040	RIGHT IN-LINE REVISION CONNECTOR, 5.5mm X 120mm	[***]	[***]
47090-55-080	LEFT IN-LINE REVISION CONNECTOR, 5.5mm X 80mm	[***]	[***]
47090-55-120	LEFT IN-LINE REVISION CONNECTOR, 5.5mm X 120mm	[***]	[***]
47100-065-030	LEFT IN-LINE REVISION CONNECTOR, 5.5mm X 120mm	[***]	[***]
47100-065-035	SACRAL POLYAXIAL SCREW, 6.5mm X 35mm	[***]	[***]
47100-065-040	SACRAL POLYAXIAL SCREW, 6.5mm X 40mm	[***]	[***]
47100-065-045	SACRAL POLYAXIAL SCREW, 6.5mm X 45mm	[***]	[***]
47100-065-050	SACRAL POLYAXIAL SCREW, 6.5mm X 50mm	[***]	[***]
47100-075-030	SACRAL POLYAXIAL SCREW, 7.5mm X 30mm	[***]	[***]
47100-075-035	SACRAL POLYAXIAL SCREW, 7.5mm X 35mm	[***]	[***]
47100-075-040	SACRAL POLYAXIAL SCREW, 7.5mm X 40mm	[***]	[***]
47100-075-045	SACRAL POLYAXIAL SCREW, 7.5mm X 45mm	[***]	[***]
47100-075-050	SACRAL POLYAXIAL SCREW, 7.5mm X 50mm	[***]	[***]
47100-075-055	SACRAL POLYAXIAL SCREW, 7.5mm X 55mm	[***]	[***]
47200-045-030	POLYAXIAL REDUCTION SCREW, 4.5mm X 30mm	[***]	[***]
47200-045-035	POLYAXIAL REDUCTION SCREW, 4.5mm X 35mm	[***]	[***]
47200-045-040	POLYAXIAL REDUCTION SCREW, 4.5mm X 40mm	[***]	[***]
47200-045-045	POLYAXIAL REDUCTION SCREW, 4.5mm X 45mm	[***]	[***]
47200-055-025	POLYAXIAL REDUCTION SCREW, 5.5mm X 25mm	[***]	[***]
47200-055-030	POLYAXIAL REDUCTION SCREW, 5.5mm X 30mm	[***]	[***]
47200-055-035	POLYAXIAL REDUCTION SCREW, 5.5mm X 35mm	[***]	[***]
47200-055-040	POLYAXIAL REDUCTION SCREW, 5.5mm X 40mm	[***]	[***]
47200-055-045	POLYAXIAL REDUCTION SCREW, 5.5mm X 45mm	[***]	[***]
47200-055-050	POLYAXIAL REDUCTION SCREW, 5.5mm X 50mm	[***]	[***]
47200-065-035	POLYAXIAL REDUCTION SCREW, 6.5mm X 35mm	[***]	[***]
47200-065-040	POLYAXIAL REDUCTION SCREW, 6.5mm X 40mm	[***]	[***]
47200-065-045	POLYAXIAL REDUCTION SCREW, 6.5mm X 45mm	[***]	[***]
47200-065-050	POLYAXIAL REDUCTION SCREW, 6.5mm X 50mm	[***]	[***]
47200-065-055	POLYAXIAL REDUCTION SCREW, 6.5mm X 55mm	[***]	[***]
47200-075-035	POLYAXIAL REDUCTION SCREW, 7.5mm X 35mm	[***]	[***]
47200-075-040	POLYAXIAL REDUCTION SCREW, 7.5mm X 40mm	[***]	[***]
47200-075-045	POLYAXIAL REDUCTION SCREW, 7.5mm X 45mm	[***]	[***]
47200-075-050	POLYAXIAL REDUCTION SCREW, 7.5mm X 50mm	[***]	[***]
47200-075-055	POLYAXIAL REDUCTION SCREW, 7.5mm X 55mm	[***]	[***]
48001-55-300	Ti ALLOY STRAIGHT ROD, 5.5mm X 300mm	[***]	[***]
48001-55-500	Ti ALLOY STRAIGHT ROD, 5.5mm X 500mm	[***]	[***]
61001-018	ANTERIOR CERVICAL PLATE LVL 1, ASSY, 18MM, TI	[***]	[***]
61002-028	ANTERIOR CERVICAL PLATE LVL 2, ASSY, 28MM, TI	[***]	[***]
61002-040	ANTERIOR CERVICAL PLATE LVL 2, ASSY, 40MM, TI	[***]	[***]
61003-051	ANTERIOR CERVICAL PLATE LEVEL 3 ASSEMBLY, 51MM	[***]	[***]
61240-012	4.0MM VARIABLE ANGLE SELF-DRILLING SCREW, 12MM, TI	[***]	[***]
61240-014	4.0MM VARIABLE ANGLE SELF-DRILLING SCREW, 14MM, TI	[***]	[***]
61240-016	4.0MM VARIABLE ANGLE SELF-DRILLING SCREW, 16MM, TI	[***]	[***]
61340-012	4.0MM VARIABLE ANGLE SELF-TAPPING SCREW, 12MM	[***]	[***]
61340-014	4.0MM VARIABLE ANGLE SELF-TAPPING SCREW, 14MM	[***]	[***]
61345-016	4.5MM VARIABLE ANGLE SELF-TAPPING SCREW, 16MM	[***]	[***]
61440-014	4.0MM FIXED ANGLE SELF-DRILLING SCREW, 14MM	[***]	[***]
61540-016	FIXED ANGLE SELF-TAPPING SCREW - 4.0MMX16MM	[***]	[***]
61713-010	FIXED 2.3MM DRILL BIT, 10MM	[***]	[***]
61713-012	FIXED 2.3MM DRILL BIT, 12MM	[***]	[***]
61713-014	FIXED 2.3MM DRILL BIT, 14MM	[***]	[***]
62001-04	TI ALLOY STRAIGHT ROD 5.5DIA X 40MM	[***]	[***]
62001-05	TI ALLOY STRAIGHT ROD 5.5DIA X 50MM	[***]	[***]
62001-06	TI ALLOY STRAIGHT ROD 5.5DIA X 60MM	[***]	[***]
62001-07	TI ALLOY STRAIGHT ROD 5.5DIA X 70MM	[***]	[***]
62001-08	TI ALLOY STRAIGHT ROD 5.5DIA X 80MM	[***]	[***]
62001-09	TI ALLOY STRAIGHT ROD 5.5DIA X 90MM	[***]	[***]
62001-10	TI ALLOY STRAIGHT ROD 5.5DIA X 100MM	[***]	[***]
62001-11	TI ALLOY STRAIGHT ROD 5.5DIA X 110MM	[***]	[***]
62001-12	TI ALLOY STRAIGHT ROD 5.5DIA X 120MM	[***]	[***]
62001-13	TI ALLOY STRAIGHT ROD 5.5DIA X 130MM	[***]	[***]
62001-15	TI ALLOY STRAIGHT ROD 5.5DIA X 150MM	[***]	[***]
62001-17	TI ALLOY STRAIGHT ROD 5.5DIA X 170MM	[***]	[***]
62001-20	TI ALLOY STRAIGHT ROD 5.5DIA X 200MM	[***]	[***]
62001-25	TI ALLOY STRAIGHT ROD 5.5DIA X 250MM	[***]	[***]
62001-30	TI ALLOY STRAIGHT ROD 5.5DIA X 300MM	[***]	[***]
62001-50	TI ALLOY STRAIGHT ROD 5.5DIA X 500MM	[***]	[***]
62002-04	CP TI STRAIGHT ROD 5.5DIA X 40MM	[***]	[***]
62002-05	CP TI STRAIGHT ROD 5.5DIA X 50MM	[***]	[***]
62002-06	CP TI STRAIGHT ROD 5.5DIA X 60MM	[***]	[***]
62002-07	CP TI STRAIGHT ROD 5.5DIA X 70MM	[***]	[***]
62002-09	CP TI STRAIGHT ROD 5.5DIA X 90MM	[***]	[***]
62002-10	CP TI STRAIGHT ROD 5.5DIA X 100MM	[***]	[***]
62002-12	CP TI STRAIGHT ROD 5.5DIA X 120MM	[***]	[***]
62002-13	CP TI STRAIGHT ROD 5.5DIA X 130MM	[***]	[***]
62002-20	CP TI STRAIGHT ROD 5.5DIA X 200MM	[***]	[***]
62002-50	CP TI STRAIGHT ROD 5.5DIA X 500MM	[***]	[***]
62003-04	TI ALLOY PRECONTOURED ROD 5.5DIA X 40MM	[***]	[***]
62003-05	TI ALLOY PRECONTOURED ROD 5.5DIA X 50MM	[***]	[***]
62003-06	TI ALLOY PRECONTOURED ROD 5.5DIA X 60MM	[***]	[***]
62003-07	TI ALLOY PRECONTOURED ROD 5.5DIA X 70MM	[***]	[***]
62003-08	TI ALLOY PRECONTOURED ROD 5.5DIA X 80MM	[***]	[***]
62003-09	TI ALLOY PRECONTOURED ROD 5.5DIA X 90MM	[***]	[***]
62003-10	TI ALLOY PRECONTOURED ROD 5.5DIA X 100MM	[***]	[***]
62003-11	TI ALLOY PRECONTOURED ROD 5.5DIA X 110MM	[***]	[***]
62003-12	TI ALLOY PRECONTOURED ROD 5.5DIA X 120MM	[***]	[***]
62003-13	TI ALLOY PRECONTOURED ROD 5.5DIA X 130MM	[***]	[***]
62004-04	CP Ti PRECONTOURED ROD 5.5 DIA X 40mm	[***]	[***]
62004-05	CP Ti PRECONTOURED ROD 5.5 DIA X 50mm	[***]	[***]
62004-06	CP Ti PRECONTOURED ROD 5.5 DIA X 60mm	[***]	[***]
62004-07	CP Ti PRECONTOURED ROD 5.5 DIA X 70mm	[***]	[***]
62004-08	CP Ti PRECONTOURED ROD 5.5 DIA X 80mm	[***]	[***]
62004-09	CP Ti PRECONTOURED ROD 5.5 DIA X 90mm	[***]	[***]
62004-10	CP Ti PRECONTOURED ROD 5.5 DIA X 100mm	[***]	[***]
62004-11	CP Ti PRECONTOURED ROD 5.5 DIA X 110mm	[***]	[***]
62004-12	CP Ti PRECONTOURED ROD 5.5 DIA X 120mm	[***]	[***]
62004-13	CP Ti PRECONTOURED ROD 5.5 DIA X 130mm	[***]	[***]
62005-50	ZODIAC COCR STRAIGHT ROD 5.5 X 50CM	[***]	[***]
62005-60	ZODIAC COCR STRAIGHT ROD 5.5 X 60CM	[***]	[***]
62006-10	OFF CONNECTOR ASSEMBLY 10mm	[***]	[***]
62006-15	OFFSET CONNECTOR ASSEMBLY 15mm	[***]	[***]
62006-20	OFFSET CONNECTOR - 20MM	[***]	[***]
62040-20	TI STANDARD POLYAXIAL BONE SCREW ASSY, @4.0MM X 20MM	[***]	[***]
62040-25	TI STANDARD POLYAXIAL BONE SCREW ASSY, @4.0MM X 25MM	[***]	[***]
62040-30	TI STANDARD POLYAXIAL BONE SCREW ASSY, @4.0MM X 30MM	[***]	[***]
62040-35	TI STANDARD POLYAXIAL BONE SCREW ASSY, @4.0MM X 35MM	[***]	[***]
62040-40	TI STANDARD POLYAXIAL BONE SCREW ASSY, @4.0MM X 40MM	[***]	[***]
62045-25	TI POLYAXIAL PEDICLE SCREW - 4.5MMX25MM	[***]	[***]
62045-30	TI POLYAXIAL PEDICLE SCREW - 4.5MMX30MM	[***]	[***]
62045-35	TI POLYAXIAL PEDICLE SCREW - 4.5MMX35MM	[***]	[***]
62045-40	TI POLYAXIAL PEDICLE SCREW - 4.5MMX40MM	[***]	[***]
62045-45	TI STANDARD POLYAXIAL SCREW ASSY, 4.5MM x 45MM	[***]	[***]
62055-25	TI POLYAXIAL SCREW 5.5MM X 25MM	[***]	[***]
62055-30	TI POLYAXIAL PEDICLE SCREW 5.5MM X 30MM	[***]	[***]
62055-35	TI STANDARD POLYAXIAL SCREW ASSY, 5.5MM x 35MM	[***]	[***]
62055-40	TI STANDARD POLYAXIAL SCREW ASSY, 5.5MM x 40MM	[***]	[***]
62055-45	TI STANDARD POLYAXIAL SCREW ASSY, 5.5MM x 45MM	[***]	[***]
62055-50	TI STANDARD POLYAXIAL SCREW ASSY, 5.5MM x 50MM	[***]	[***]
62065-25	POLYAXIAL PEDICLE SCREW - 6.5MMX25MM	[***]	[***]
62065-30	TI POLYAXIAL PEDICLE SCREW -6.5MM X30MM	[***]	[***]
62065-35	TI STANDARD POLYAXIAL SCREW ASSY, 6.5MM x 35MM	[***]	[***]
62065-40	TI STANDARD POLYAXIAL SCREW ASSY, 6.5MM x 40MM	[***]	[***]
62065-45	TI STANDARD POLYAXIAL SCREW ASSY, 6.5MM x 45MM	[***]	[***]
62065-50	TI STANDARD POLYAXIAL SCREW ASSY, 6.5MM x 50MM	[***]	[***]
62065-55	TI STANDARD POLYAXIAL SCREW ASSY, 6.5MM x 55MM	[***]	[***]
62075-25	TI STANDARD POLYAXIAL SCREW ASSY, 7.5 MM x 25 MM	[***]	[***]
62075-30	TI STANDARD POLYAXIAL SCREW ASSY, 7.5MM x 30MM	[***]	[***]
62075-35	TI POLYAXIAL PEDICLE SCREW - 7.5MMX35MM	[***]	[***]
62075-40	TI STANDARD POLYAXIAL SCREW ASSY, 7.5MM x 40MM	[***]	[***]
62075-45	TI POLYAXIAL PEDICLE SCREW -7.5MM X45MM	[***]	[***]
62075-50	TI POLYAXIAL PEDICLE SCREW - 7.5MM X50MM	[***]	[***]
62075-55	TI POLYAXIAL PEDICLE SCREW - 7.5MM X55MM	[***]	[***]
62075-60	TI POLYAXIAL PEDICLE SCREW - 7.5MM X60MM	[***]	[***]
62075-65	TI STANDARD POLYAXIAL SCREW ASSY, 7.5MM x 65MM	[***]	[***]
62075-70	TI STANDARD POLYAXIAL SCREW ASSY, 7.5MM x 70MM	[***]	[***]
62075-80	TI STANDARD POLYAXIAL SCREW ASSY, 7.5MM x 80MM	[***]	[***]
62085-35	TI 8.5MM POLYAXIAL SCREW ASSY, 35mm	[***]	[***]
62085-40	TI 8.5MM POLYAXIAL SCREW ASSY, 40mm	[***]	[***]
62085-45	TI 8.5MM POLYAXIAL SCREW ASSY, 45mm	[***]	[***]
62085-50	TI 8.5MM POLYAXIAL SCREW ASSY, 50mm	[***]	[***]
62085-60	TI 8.5MM POLYAXIAL SCREW ASSY, 60mm	[***]	[***]
62085-70	TI 8.5MM POLYAXIAL SCREW ASSY, 70mm	[***]	[***]
62085-75	TI 8.5MM POLYAXIAL SCREW ASSY, 75mm	[***]	[***]
62085-80	TI 8.5MM POLYAXIAL SCREW ASSY, 80mm	[***]	[***]
62110-15	Ti LATERAL OFFSET CONNECTOR, OPEN, 15mm	[***]	[***]
62110-30	Ti LATERAL OFFSET CONNECTOR, OPEN, 30mm	[***]	[***]
62110-45	Ti LATERAL OFFSET CONNECTOR, OPEN, 45mm	[***]	[***]
62110-60	Ti LATERAL OFFSET CONNECTOR, OPEN, 60mm	[***]	[***]
62145-30	TI HIGH TOP POLYAXIAL SCREW ASSY, 4.5MM x 30MM	[***]	[***]
62145-35	TI HIGH TOP POLYAXIAL SCREW ASSY, 4.5MM x 35MM	[***]	[***]
62145-45	TI HIGH TOP POLYAXIAL SCREW ASSY, 4.5MM x 45MM	[***]	[***]
62155-25	TI HIGH TOP POLYAXIAL SCREW ASSY, 5.5MM x 25MM	[***]	[***]
62155-35	TI HIGH TOP POLYAXIAL PEDICLE SCREW 5.5MM X 35MM	[***]	[***]
62155-40	TI HIGH TOP POLYAXIAL SCREW ASSY, 5.5MM x 40MM	[***]	[***]
62155-45	TI HIGH TOP POLYAXIAL SCREW ASSY, 5.5MM x 45MM	[***]	[***]
62165-30	TI HIGH TOP POLYAXIAL SCREW ASSY, 6.5MM x 30MM	[***]	[***]
62165-35	TI HIGH TOP POLYAXIAL PEDICLE SCREW 6.5MM X 35MM	[***]	[***]
62165-40	TI HIGH TOP POLYAXIAL SCREW ASSY, 6.5MM x 40MM	[***]	[***]
62165-45	TI HIGH TOP POLYAXIAL SCREW ASSY, 6.5MM x 45MM	[***]	[***]
62165-50	TI HIGH TOP POLYAXIAL SCREW ASSY, 6.5MM x 50MM	[***]	[***]
62175-35	TI HIGH TOP POLYAXIAL PEDICLE SCREW - 7.5MM X 35MM	[***]	[***]
62175-40	TI HIGH TOP POLYAXIAL SCREW ASSY, 7.5MM x 40MM	[***]	[***]
62175-45	TI HIGH TOP POLYAXIAL SCREW ASSY, 7.5MM x 45MM	[***]	[***]
62175-50	TI HIGH TOP POLYAXIAL SCREW ASSY,7.5MM x 50MM	[***]	[***]
62245-30	Ti MONOAXIAL PEDICLE SCREW 4.5mm X 30mm	[***]	[***]
62265-35	Ti MONOAXIAL PEDICLE SCREW 6.5mm X 35mm	[***]	[***]
62265-40	Ti MONOAXIAL PEDICLE SCREW 6.5mm X 40mm	[***]	[***]
62265-45	Ti MONOAXIAL PEDICLE SCREW 6.5mm X 45mm	[***]	[***]
62365-30	TI SACRAL POLYAXIAL SCREW ASSY, 6.5MM x 30MM	[***]	[***]
62365-35	TI SACRAL POLYAXIAL SCREW ASSY,6.5MM x 35MM	[***]	[***]
62365-40	TI SACRAL POLYAXIAL SCREW ASSY, 6.5MM x 40MM	[***]	[***]
62365-45	TI SACRAL POLYAXIAL SCREW ASSY, 6.5MM x 45MM	[***]	[***]
62375-30	TI SACRAL POLYAXIAL SCREW ASSY, 7.5MM x 30MM	[***]	[***]
62375-35	TI SACRAL POLYAXIAL SCREW ASSY, 7.5MM x 35MM	[***]	[***]
62375-40	TI SACRAL POLYAXIAL SCREW ASSY, 7.5MM x 40MM	[***]	[***]
62375-45	TI SACRAL POLYAXIAL SCREW ASSY, 7.5MM x 45MM	[***]	[***]
62755-40	TI 5.5MM CANNULATED HIGH TOP POLYAXIAL SCREW ASM, 40MM LONG	[***]	[***]
62755-45	TI 5.5MM CANNULATED HIGH TOP POLYAXIAL SCREW ASM, 45MM LONG	[***]	[***]
62755-50	TI 5.5MM CANNULATED HIGH TOP POLYAXIAL SCREW ASM, 50MM LONG	[***]	[***]
62765-40	TI 6.5MM CANNULATED HIGH TOP POLYAXIAL SCREW ASM, 40MM LONG	[***]	[***]
62765-45	TI 6.5MM CANNULATED HIGH TOP POLYAXIAL SCREW ASM, 45MM LONG	[***]	[***]
62765-50	TI 6.5MM CANNULATED HIGH TOP POLYAXIAL SCREW ASM, 50MM LONG	[***]	[***]
63001-120	POSTERIOR CERVICAL ROD, 3.3mm X 120mm	[***]	[***]
63001-240	POSTERIOR CERVICAL ROD, 3.3mm X 240mm	[***]	[***]
63002-500	TI 3.3MM - 5.5MM TRANSITIONAL ROD - 500MM	[***]	[***]
63003-26	3.3mm ADJUSTABLE BRIDGE, SMALL	[***]	[***]
63003-37	3.3mm ADJUSTABLE BRIDGE, MEDIUM	[***]	[***]
63003-60	3.3mm ADJUSTABLE BRIDGE, LARGE	[***]	[***]
63035-08	POLYAXIAL POSTERIOR THORACIC SCREW, Ø3.5mm X 8mm	[***]	[***]
63035-10	POLYAXIAL POSTERIOR THORACIC SCREW, Ø3.5mm X 10mm	[***]	[***]
63035-12	POLYAXIAL POSTERIOR THORACIC SCREW, Ø3.5mm X 12mm	[***]	[***]
63035-14	POLYAXIAL POSTERIOR THORACIC SCREW, Ø3.5mm X 14mm	[***]	[***]
63035-16	POLYAXIAL POSTERIOR THORACIC SCREW, Ø3.5mm X 16mm	[***]	[***]
63035-18	POLYAXIAL POSTERIOR THORACIC SCREW, Ø3.5mm X 18mm	[***]	[***]
63035-20	POLYAXIAL POSTERIOR THORACIC SCREW, Ø3.5mm X 20mm	[***]	[***]
63035-22	POLYAXIAL POSTERIOR THORACIC SCREW, Ø3.5mm X 22mm	[***]	[***]
63035-24	POLYAXIAL POSTERIOR THORACIC SCREW, Ø3.5mm X 24mm	[***]	[***]
63035-26	POLYAXIAL POSTERIOR THORACIC SCREW, Ø3.5mm X 26mm	[***]	[***]
63035-28	POLYAXIAL POSTERIOR THORACIC SCREW, Ø3.5mm X 28mm	[***]	[***]
63035-30	POLYAXIAL POSTERIOR THORACIC SCREW, Ø3.5mm X 30mm	[***]	[***]
63035-32	POLYAXIAL POSTERIOR THORACIC SCREW, Ø3.5mm X 32mm	[***]	[***]
63035-34	POLYAXIAL POSTERIOR THORACIC SCREW, Ø3.5mm X 34mm	[***]	[***]
63035-36	POLYAXIAL POSTERIOR THORACIC SCREW, Ø3.5mm X 36mm	[***]	[***]
63035-38	POLYAXIAL POSTERIOR THORACIC SCREW, Ø3.5mm X 38mm	[***]	[***]
63035-40	POLYAXIAL POSTERIOR THORACIC SCREW, Ø3.5mm X 40mm	[***]	[***]
63040-08	POLYAXIAL POSTERIOR THORACIC SCREW, Ø4.0mm X 8mm	[***]	[***]
63040-10	POLYAXIAL POSTERIOR THORACIC SCREW, Ø4.0mm X 10mm	[***]	[***]
63040-12	POLYAXIAL POSTERIOR THORACIC SCREW, Ø4.0mm X 12mm	[***]	[***]
63040-14	POLYAXIAL POSTERIOR THORACIC SCREW, Ø4.0mm X 14mm	[***]	[***]
63040-16	POLYAXIAL POSTERIOR THORACIC SCREW, Ø4.0mm X 16mm	[***]	[***]
63040-18	POLYAXIAL POSTERIOR THORACIC SCREW, Ø4.0mm X 18mm	[***]	[***]
63040-20	POLYAXIAL POSTERIOR THORACIC SCREW, Ø4.0mm X 20mm	[***]	[***]
63040-22	POLYAXIAL POSTERIOR THORACIC SCREW, Ø4.0mm X 22mm	[***]	[***]
63040-24	POLYAXIAL POSTERIOR THORACIC SCREW, Ø4.0mm X 24mm	[***]	[***]
63040-26	POLYAXIAL POSTERIOR THORACIC SCREW, Ø4.0mm X 26mm	[***]	[***]
63040-28	POLYAXIAL POSTERIOR THORACIC SCREW, Ø4.0mm X 28mm	[***]	[***]
63040-30	POLYAXIAL POSTERIOR THORACIC SCREW, Ø4.0mm X 30mm	[***]	[***]
63040-32	POLYAXIAL POSTERIOR THORACIC SCREW, Ø4.0mm X 32mm	[***]	[***]
63040-34	POLYAXIAL POSTERIOR THORACIC SCREW, Ø4.0mm X 34mm	[***]	[***]
63040-36	POLYAXIAL POSTERIOR THORACIC SCREW, Ø4.0mm X 36mm	[***]	[***]
63040-38	POLYAXIAL POSTERIOR THORACIC SCREW, Ø4.0mm X 38mm	[***]	[***]
63040-40	POLYAXIAL POSTERIOR THORACIC SCREW, Ø4.0mm X 40mm	[***]	[***]
63043-20	POLYAXIAL POSTERIOR THORACIC SCREW, Ø4.35mm X 20mm	[***]	[***]
63043-24	POLYAXIAL POSTERIOR THORACIC SCREW, Ø4.35mm X 24mm	[***]	[***]
63043-28	POLYAXIAL POSTERIOR THORACIC SCREW, Ø4.35mm X 28mm	[***]	[***]
63043-32	POLYAXIAL POSTERIOR THORACIC SCREW, Ø4.35mm X 32mm	[***]	[***]
63043-36	POLYAXIAL POSTERIOR THORACIC SCREW, Ø4.35mm X 36mm	[***]	[***]
63043-40	POLYAXIAL POSTERIOR THORACIC SCREW, Ø4.35mm X 40mm	[***]	[***]
63135-20	POLYAXIAL POSTERIOR SMOOTH SHANK THORACIC SCREW, Ø3.5mm X 20mm	[***]	[***]
63135-22	POLYAXIAL POSTERIOR SMOOTH SHANK THORACIC SCREW, Ø3.5mm X 22mm	[***]	[***]
63135-24	POLYAXIAL POSTERIOR SMOOTH SHANK THORACIC SCREW, Ø3.5mm X 24mm	[***]	[***]
63135-26	POLYAXIAL POSTERIOR SMOOTH SHANK THORACIC SCREW, Ø3.5mm X 26mm	[***]	[***]
63135-28	POLYAXIAL POSTERIOR SMOOTH SHANK THORACIC SCREW, Ø3.5mm X 28mm	[***]	[***]
63135-30	POLYAXIAL POSTERIOR SMOOTH SHANK THORACIC SCREW, Ø3.5mm X 30mm	[***]	[***]
63135-32	POLYAXIAL POSTERIOR SMOOTH SHANK THORACIC SCREW, Ø3.5mm X 32mm	[***]	[***]
63135-34	POLYAXIAL POSTERIOR SMOOTH SHANK THORACIC SCREW, Ø3.5mm X 34mm	[***]	[***]
63135-36	POLYAXIAL POSTERIOR SMOOTH SHANK THORACIC SCREW, Ø3.5mm X 36mm	[***]	[***]
63135-38	POLYAXIAL POSTERIOR SMOOTH SHANK THORACIC SCREW, Ø3.5mm X 38mm	[***]	[***]
63135-40	POLYAXIAL POSTERIOR SMOOTH SHANK THORACIC SCREW, Ø3.5mm X 40mm	[***]	[***]
63135-42	POLYAXIAL POSTERIOR SMOOTH SHANK THORACIC SCREW, Ø3.5mm X 40mm	[***]	[***]
63135-44	POLYAXIAL POSTERIOR SMOOTH SHANK THORACIC SCREW, Ø3.5mm X 40mm	[***]	[***]
63135-46	POLYAXIAL POSTERIOR SMOOTH SHANK THORACIC SCREW, Ø3.5mm X 40mm	[***]	[***]
63135-48	POLYAXIAL POSTERIOR SMOOTH SHANK THORACIC SCREW, Ø3.5mm X 40mm	[***]	[***]
63135-50	POLYAXIAL POSTERIOR SMOOTH SHANK THORACIC SCREW, Ø3.5mm X 40mm	[***]	[***]
63924-15	3.0mm ROD TEMPLATE, 15cm	[***]	[***]
64101-010	NOVEL-LCC 8 x 20 x 10mm FLAT	[***]	[***]
64101-108	NOVEL-LCC 8 x 20 x 8mm LORDOSIS	[***]	[***]
64101-110	NOVEL-LCC 8 x 20 x 10mm LORDOSIS	[***]	[***]
64102-108	NOVEL-LCC 8 x 25 x 8mm LORDOSIS	[***]	[***]
64103-008	NOVEL-LCC 10 x 20 x 8mm FLAT	[***]	[***]
64103-108	NOVEL-LCC 10 x 20 x 8mm LORDOSIS	[***]	[***]
64103-110	NOVEL-LCC 10 x 20 x 10mm LORDOSIS	[***]	[***]
64103-112	NOVEL-LCC 10 x 20 x 12mm LORDOSIS	[***]	[***]
64105-010	NOVEL-LCC 10 x 25 x 8mm FLAT	[***]	[***]
64105-012	NOVEL-LCC 10 x 25 x 12mm FLAT	[***]	[***]
64105-108	NOVEL-LCC 10 x 25 x 8mm LORDOSIS	[***]	[***]
64105-110	NOVEL-LCC 10 x 25 x 10mm LORDOSIS	[***]	[***]
64105-112	NOVEL-LCC 10 x 25 x 12mm LORDOSIS	[***]	[***]
64105-114	NOVEL-LCC 10 x 25 x 14mm LORDOSIS	[***]	[***]
64112-108	NOVEL-LCC PEEK, 25S-5, 8 mm	[***]	[***]
64112-110	NOVEL-LCC PEEK, 25S-5, 10 mm	[***]	[***]
64113-008	NOVEL-LCC PEEK, 20M, 8 mm	[***]	[***]
64113-010	NOVEL-LCC PEEK, 20M, 10 mm	[***]	[***]
64113-012	NOVEL-LCC PEEK, 20M, 12 mm	[***]	[***]
64113-108	NOVEL-LCC PEEK, 20M-5, 8 mm	[***]	[***]
64113-110	NOVEL-LCC PEEK, 20M-5, 10 mm	[***]	[***]
64113-112	NOVEL-LCC PEEK, 20M-5, 12 mm	[***]	[***]
64115-008	NOVEL-LCC PEEK, 25M, 8 mm	[***]	[***]
64115-010	NOVEL-LCC PEEK, 25M, 10 mm	[***]	[***]
64115-012	NOVEL-LCC PEEK, 25M, 12 mm	[***]	[***]
64115-014	NOVEL-LCC PEEK, 25M, 14 mm	[***]	[***]
64115-108	NOVEL-LCC PEEK, 25M-5, 8 mm	[***]	[***]
64115-110	NOVEL-LCC PEEK, 25M-5, 10 mm	[***]	[***]
64115-112	NOVEL-LCC PEEK, 25M-5, 12 mm	[***]	[***]
64115-114	NOVEL-LCC PEEK, 25M-5, 14 mm	[***]	[***]
64413-212	NOVEL® LUMBAR SPACER, 12MM MEDIUM, 7° LORDOTIC	[***]	[***]
64614-007	NOVEL TL, SPINAL SPACER, MEDIUM NON-LORDOTIC, 7MM	[***]	[***]
64614-008	NOVEL TL, SPINAL SPACER, MEDIUM NON-LORDOTIC, 8MM	[***]	[***]
64614-009	NOVEL TL, SPINAL SPACER, MEDIUM NON-LORDOTIC, 9MM	[***]	[***]
64614-010	NOVEL TL, SPINAL SPACER, MEDIUM NON-LORDOTIC, 10MM	[***]	[***]
64614-011	NOVEL TL, SPINAL SPACER, MEDIUM NON-LORDOTIC, 11MM	[***]	[***]
64614-012	NOVEL TL, SPINAL SPACER, MEDIUM NON-LORDOTIC, 12MM	[***]	[***]
64614-013	NOVEL TL, SPINAL SPACER, MEDIUM NON-LORDOTIC, 12MM	[***]	[***]
64614-014	NOVEL TL, SPINAL SPACER, MEDIUM NON-LORDOTIC, 12MM	[***]	[***]
64614-107	NOVEL TL, SPINAL SPACER, MEDIUM 5° LORDOTIC, 7MM	[***]	[***]
64614-108	NOVEL TL, SPINAL SPACER, MEDIUM 5° LORDOTIC, 8MM	[***]	[***]
64614-109	NOVEL TL, SPINAL SPACER, MEDIUM 5° LORDOTIC, 9MM	[***]	[***]
64614-110	NOVEL TL, SPINAL SPACER, MEDIUM 5° LORDOTIC, 10MM	[***]	[***]
64614-111	NOVEL TL, SPINAL SPACER, MEDIUM 5° LORDOTIC, 11MM	[***]	[***]
64614-112	NOVEL TL, SPINAL SPACER, MEDIUM 5° LORDOTIC, 12MM	[***]	[***]
64614-113	NOVEL TL, SPINAL SPACER, MEDIUM 5° LORDOTIC, 12MM	[***]	[***]
64614-114	NOVEL TL, SPINAL SPACER, MEDIUM 5° LORDOTIC, 12MM	[***]	[***]
64616-007	TL - PEEK LARGE SPACER - 28MMX10MMX7MM	[***]	[***]
64616-008	TL - PEEK LARGE SPACER - 28MMX10MMX8MM	[***]	[***]
64616-009	TL - PEEK LARGE SPACER - 28MMX10MMX9MM	[***]	[***]
64616-010	TL - PEEK LARGE SPACER - 28MMX10MMX10MM	[***]	[***]
64616-011	TL - PEEK LARGE SPACER - 28MMX10MMX11MM	[***]	[***]
64616-012	TL - PEEK LARGE SPACER - 28MMX10MMX12MM	[***]	[***]
64616-013	TL - PEEK LARGE SPACER - 28MMX10MMX12MM	[***]	[***]
64616-014	TL - PEEK LARGE SPACER - 28MMX10MMX12MM	[***]	[***]
64616-107	TL - PEEK 5 DEGREES LARGE SPACER - 28MMX10MMX7MM	[***]	[***]
64616-108	TL - PEEK 5 DEGREES LARGE SPACER - 28MMX10MMX8MM	[***]	[***]
64616-109	TL - PEEK 5 DEGREES LARGE SPACER - 28MMX10MMX9MM	[***]	[***]
64616-110	TL - PEEK 5 DEGREES LARGE SPACER - 28MMX10MMX10MM	[***]	[***]
64616-111	TL - PEEK 5 DEGREES LARGE SPACER - 28MMX10MMX11MM	[***]	[***]
64616-112	TL - PEEK 5 DEGREES LARGE SPACER - 28MMX10MMX12MM	[***]	[***]
64616-113	TL - PEEK 5 DEGREES LARGE SPACER - 28MMX10MMX13MM	[***]	[***]
64616-114	TL - PEEK 5 DEGREES LARGE SPACER - 28MMX10MMX13MM	[***]	[***]
64655-106	SPINAL SPACER, SMALL, TAPERED LORDOTIC, NOVEL TL, 6MM	[***]	[***]
64655-107	SPINAL SPACER, SMALL, TAPERED LORDOTIC, NOVEL TL, 7MM	[***]	[***]
64655-108	SPINAL SPACER, SMALL, TAPERED LORDOTIC, NOVEL TL, 8MM	[***]	[***]
64655-109	SPINAL SPACER, SMALL, TAPERED LORDOTIC, NOVEL TL, 9MM	[***]	[***]
64655-110	SPINAL SPACER, SMALL, TAPERED LORDOTIC, NOVEL TL, 10MM	[***]	[***]
64655-111	SPINAL SPACER, SMALL, TAPERED LORDOTIC, NOVEL TL, 11MM	[***]	[***]
64655-112	SPINAL SPACER, SMALL, TAPERED LORDOTIC, NOVEL TL, 12MM	[***]	[***]
64655-113	SPINAL SPACER, SMALL, TAPERED LORDOTIC, NOVEL TL, 13MM	[***]	[***]
64655-114	SPINAL SPACER, SMALL, TAPERED LORDOTIC, NOVEL TL, 14MM	[***]	[***]
64655-115	SPINAL SPACER, SMALL, TAPERED LORDOTIC, NOVEL TL, 15MM	[***]	[***]
64657-106	SPINAL SPACER, MEDIUM, TAPERED, LORDOTIC, 6MM, NOVEL, TL	[***]	[***]
64657-107	SPINAL SPACER, MEDIUM, TAPERED, LORDOTIC, 7MM, NOVEL, TL	[***]	[***]
64657-108	SPINAL SPACER, MEDIUM, TAPERED, LORDOTIC, 8MM, NOVEL, TL	[***]	[***]
64657-109	SPINAL SPACER, MEDIUM, TAPERED, LORDOTIC, 9MM, NOVEL, TL	[***]	[***]
64657-110	SPINAL SPACER, MEDIUM, TAPERED, LORDOTIC, 10 MM, NOVEL, TL	[***]	[***]
64657-111	SPINAL SPACER, MEDIUM, TAPERED, LORDOTIC, 11MM, NOVEL, TL	[***]	[***]
64657-112	SPINAL SPACER, MEDIUM, TAPERED, LORDOTIC, 12MM, NOVEL, TL	[***]	[***]
64657-113	SPINAL SPACER, MEDIUM, TAPERED, LORDOTIC, 13MM, NOVEL, TL	[***]	[***]
64657-114	SPINAL SPACER, MEDIUM, TAPERED, LORDOTIC, 14MM, NOVEL, TL	[***]	[***]
64657-115	SPINAL SPACER, MEDIUM, TAPERED, LORDOTIC, 15MM, NOVEL, TL	[***]	[***]
64659-106	SPINAL SPACER, LARGE, TAPERED, LORDOTIC, 6MM, NOVEL, TL	[***]	[***]
64659-107	SPINAL SPACER, LARGE, TAPERED, LORDOTIC, 7MM, NOVEL, TL	[***]	[***]
64659-108	SPINAL SPACER, LARGE TAPERED, LORDOTIC, 8MM, NOVEL, TL	[***]	[***]
64659-109	SPINAL SPACER, LARGE, TAPERED, LORDOTIC, 9MM, NOVEL, TL	[***]	[***]
64659-110	SPINAL SPACER, LARGE, TAPERED, LORDOTIC, 10MM, NOVEL, TL	[***]	[***]
64659-111	SPINAL SPACER, LARGE, TAPERED, LORDOTIC, 11MM, NOVEL, TL	[***]	[***]
64659-112	SPINAL SPACER, LARGE, TAPERED, LORDOTIC, 12MM, NOVEL, TL	[***]	[***]
64713-112	NOVEL CP S-5, 12MM, PEEK	[***]	[***]
64713-118	CP - PEEK 5 DEGREES SMALL SPACER - 14MMX12MMX18MM	[***]	[***]
64713-122	CP - PEEK 5 DEGREES SMALL SPACER - 14MMX12MMX22MM	[***]	[***]
64733-124	CP - PEEK 5 DEGREES SMALL SPACER - 14MMX12MMX24MM	[***]	[***]
64763-105	NOVEL® CERVICAL SPACER, 5MM SMALL, 7° LORDOTIC	[***]	[***]
64763-106	NOVEL® CERVICAL SPACER, 6MM SMALL, 7° LORDOTIC	[***]	[***]
64763-107	NOVEL® CERVICAL SPACER, 7MM SMALL, 7° LORDOTIC	[***]	[***]
64763-108	NOVEL® CERVICAL SPACER, 8MM SMALL, 7° LORDOTIC	[***]	[***]
64763-109	NOVEL® CERVICAL SPACER, 9MM SMALL, 7° LORDOTIC	[***]	[***]
64763-110	NOVEL® CERVICAL SPACER, 10MM SMALL, 7° LORDOTIC	[***]	[***]
64763-111	NOVEL® CERVICAL SPACER, 11MM SMALL, 7° LORDOTIC	[***]	[***]
64763-112	NOVEL® CERVICAL SPACER, 12MM SMALL, 7° LORDOTIC	[***]	[***]
64765-105	NOVEL CERVICAL SPACER, 5MM MEDIUM, 7° LORDOTIC, PEEK	[***]	[***]
64765-106	NOVEL® CERVICAL SPACER, 6MM MEDIUM, 7° LORDOTIC	[***]	[***]
64765-107	NOVEL® CERVICAL SPACER, 7MM MEDIUM, 7° LORDOTIC	[***]	[***]
64765-108	NOVEL® CERVICAL SPACER, 8MM MEDIUM, 7° LORDOTIC, PEEK	[***]	[***]
64765-109	NOVEL® CERVICAL SPACER, 9MM MEDIUM, 7° LORDOTIC	[***]	[***]
64765-110	NOVEL® CERVICAL SPACER, 10MM MEDIUM, 7° LORDOTIC	[***]	[***]
64765-111	NOVEL® CERVICAL SPACER, 11MM MEDIUM, 7° LORDOTIC	[***]	[***]
64765-112	NOVEL® CERVICAL SPACER, 11MM MEDIUM, 7° LORDOTIC	[***]	[***]
64767-105	NOVEL® CERVICAL SPACER, 5MM LARGE, 7° LORDOTIC	[***]	[***]
64767-106	NOVEL CERVICAL SPACER, 6MM LARGE, 7° LORDOTIC	[***]	[***]
64767-107	NOVEL® CERVICAL SPACER, 7MM LARGE, 7° LORDOTIC	[***]	[***]
64767-108	NOVEL® CERVICAL SPACER, 8MM LARGE, 7° LORDOTIC	[***]	[***]
64767-109	NOVEL® CERVICAL SPACER, 9MM LARGE, 7° LORDOTIC	[***]	[***]
64767-111	NOVEL® CERVICAL SPACER, 10MM LARGE, 7° LORDOTIC	[***]	[***]
64767-112	NOVEL® CERVICAL SPACER, 12MM LARGE, 7° LORDOTIC	[***]	[***]
64803-008	SD - TI SMALL CAGE - 9MMX22MMX8MM	[***]	[***]
64803-009	SD - TI SMALL CAGE - 9MMX22MMX9MM	[***]	[***]
64803-010	SD - TI SMALL CAGE - 9MMX22MMX10MM	[***]	[***]
64803-011	SD - TI SMALL CAGE - 9MMX22MMX11MM	[***]	[***]
64803-012	SD - TI SMALL CAGE - 9MMX22MMX12MM	[***]	[***]
64803-013	SD - TI SMALL CAGE - 9MMX22MMX13MM	[***]	[***]
64803-014	SD - TI SMALL CAGE - 9MMX22MMX14MM	[***]	[***]
64805-008	SD - TI MEDIUM SPACER - 9MMX25MMX8MM	[***]	[***]
64805-009	SD - TI MEDIUM SPACER - 9MMX25MMX9MM	[***]	[***]
64805-010	SD - TI MEDIUM SPACER - 9MMX25MMX10MM	[***]	[***]
64805-011	SD - TI MEDIUM SPACER - 9MMX25MMX11MM	[***]	[***]
64805-012	SD - TI MEDIUM SPACER - 9MMX25MMX12MM	[***]	[***]
64805-013	SD - TI MEDIUM SPACER - 9MMX25MMX13MM	[***]	[***]
64805-014	SD - TI MEDIUM SPACER - 9MMX25MMX14MM	[***]	[***]
64807-008	SD - TI LARGE SPACER - 9MMX28MMX8MM	[***]	[***]
64807-009	SD - TI LARGE SPACER - 9MMX28MMX9MM	[***]	[***]
64807-010	SD - TI LARGE SPACER - 9MMX28MMX10MM	[***]	[***]
64807-011	SD - TI LARGE SPACER - 9MMX28MMX11MM	[***]	[***]
64807-012	SD - TI LARGE SPACER - 9MMX28MMX12MM	[***]	[***]
64807-013	SD - TI LARGE SPACER - 9MMX28MMX13MM	[***]	[***]
64807-014	SD - TI LARGE SPACER - 9MMX28MMX14MM	[***]	[***]
64813-008	SD - PEEK SMALL SPACER - 9MMX22MMX8MM	[***]	[***]
64813-009	SD - PEEK SMALL SPACER - 9MMX22MMX9MM	[***]	[***]
64813-010	SD - PEEK SMALL SPACER - 9MMX22MMX10MM	[***]	[***]
64813-011	SD - PEEK SMALL SPACER - 9MMX22MMX11MM	[***]	[***]
64813-012	SD - PEEK SMALL SPACER - 9MMX22MMX12MM	[***]	[***]
64813-013	SD - PEEK SMALL SPACER - 9MMX22MMX13MM	[***]	[***]
64813-014	SD - PEEK SMALL SPACER - 9MMX22MMX14MM	[***]	[***]
64815-008	SD - PEEK MEDIUM SPACER - 9MMX25MMX8MM	[***]	[***]
64815-009	SD - PEEK MEDIUM SPACER - 9MMX25MMX9MM	[***]	[***]
64815-010	SD - PEEK MEDIUM SPACER - 9MMX25MMX10MM	[***]	[***]
64815-011	SD - PEEK MEDIUM SPACER - 9MMX25MMX11MM	[***]	[***]
64815-012	SD - PEEK MEDIUM SPACER - 9MMX25MMX12MM	[***]	[***]
64815-013	SD - PEEK MEDIUM SPACER - 9MMX25MMX13MM	[***]	[***]
64815-014	SD - PEEK MEDIUM SPACER - 9MMX25MMX14MM	[***]	[***]
64815-015	SELF DISTRACTING PEEK CAGE, NOVEL, MEDIUM, 15MM	[***]	[***]
64817-008	SD - PEEK LARGE SPACER - 9MMX28MMX8MM	[***]	[***]
64817-009	SD - PEEK LARGE SPACER - 9MMX28MMX9MM	[***]	[***]
64817-010	SD - PEEK LARGE SPACER - 9MMX28MMX10MM	[***]	[***]
71001-012	ANTERIOR CERVICAL PLATE ASSEMBLY, 1-LEVEL, 012mm	[***]	[***]
71001-014	ANTERIOR CERVICAL PLATE ASSEMBLY, 1-LEVEL, 014mm	[***]	[***]
71001-016	ANTERIOR CERVICAL PLATE ASSEMBLY, 1-LEVEL, 016mm	[***]	[***]
71001-018	ANTERIOR CERVICAL PLATE ASSEMBLY, 1-LEVEL, 018mm	[***]	[***]
71001-020	ANTERIOR CERVICAL PLATE ASSEMBLY, 1-LEVEL, 020mm	[***]	[***]
71001-022	ANTERIOR CERVICAL PLATE ASSEMBLY, 1-LEVEL, 022mm	[***]	[***]
71001-024	ANTERIOR CERVICAL PLATE ASSEMBLY, 1-LEVEL, 024mm	[***]	[***]
71001-026	ANTERIOR CERVICAL PLATE ASSEMBLY, 1-LEVEL, 026mm	[***]	[***]
71002-024	ANTERIOR CERVICAL PLATE ASSEMBLY, 2-LEVEL, 024mm	[***]	[***]
71002-028	ANTERIOR CERVICAL PLATE ASSEMBLY, 2-LEVEL, 028mm	[***]	[***]
71002-030	ANTERIOR CERVICAL PLATE ASSEMBLY, 2-LEVEL, 030mm	[***]	[***]
71002-032	ANTERIOR CERVICAL PLATE ASSEMBLY, 2-LEVEL, 032mm	[***]	[***]
71002-034	ANTERIOR CERVICAL PLATE ASSEMBLY, 2-LEVEL, 034mm	[***]	[***]
71002-037	ANTERIOR CERVICAL PLATE ASSEMBLY, 2-LEVEL, 037mm	[***]	[***]
71002-040	ANTERIOR CERVICAL PLATE ASSEMBLY, 2-LEVEL, 040mm	[***]	[***]
71002-043	ANTERIOR CERVICAL PLATE ASSEMBLY, 2-LEVEL, 043mm	[***]	[***]
71003-039	ANTERIOR CERVICAL PLATE ASSEMBLY, 3-LEVEL, 039mm	[***]	[***]
71003-042	ANTERIOR CERVICAL PLATE ASSEMBLY, 3-LEVEL, 042mm	[***]	[***]
71003-045	ANTERIOR CERVICAL PLATE ASSEMBLY, 3-LEVEL, 045mm	[***]	[***]
71003-048	ANTERIOR CERVICAL PLATE ASSEMBLY, 3-LEVEL, 048mm	[***]	[***]
71003-051	ANTERIOR CERVICAL PLATE ASSEMBLY, 3-LEVEL, 051mm	[***]	[***]
71003-054	ANTERIOR CERVICAL PLATE ASSEMBLY, 3-LEVEL, 054mm	[***]	[***]
71003-057	ANTERIOR CERVICAL PLATE ASSEMBLY, 3-LEVEL, 057mm	[***]	[***]
71003-060	ANTERIOR CERVICAL PLATE ASSEMBLY, 3-LEVEL, 060mm	[***]	[***]
71003-063	ANTERIOR CERVICAL PLATE ASSEMBLY, 3-LEVEL, 063mm	[***]	[***]
71003-066	ANTERIOR CERVICAL PLATE ASSEMBLY, 3-LEVEL, 066mm	[***]	[***]
71004-068	ANTERIOR CERVICAL PLATE ASSEMBLY, 4-LEVEL, 068mm	[***]	[***]
71004-072	ANTERIOR CERVICAL PLATE ASSEMBLY, 4-LEVEL, 068mm	[***]	[***]
71240-10	4.0mm Variable Angle, Self-Drilling Hexalobe Screw, 10mm	[***]	[***]
71240-12	4.0mm Variable Angle, Self-Drilling Hexalobe Screw, 12mm	[***]	[***]
71240-14	4.0mm Variable Angle, Self-Drilling Hexalobe Screw, 14mm	[***]	[***]
71240-16	4.0mm Variable Angle, Self-Drilling Hexalobe Screw, 16mm	[***]	[***]
71340-10	4.0mm Variable Angle, Self-Tapping Hexalobe Screw, 10mm	[***]	[***]
71340-12	4.0mm Variable Angle, Self-Tapping Hexalobe Screw, 12mm	[***]	[***]
71340-14	4.0mm Variable Angle, Self-Tapping Hexalobe Screw, 14mm	[***]	[***]
71340-16	4.0mm Variable Angle, Self-Tapping Hexalobe Screw, 16mm	[***]	[***]
71345-10	4.5mm Variable Angle, Self-Tapping Hexalobe Screw, 10mm	[***]	[***]
71345-12	4.5mm Variable Angle, Self-Tapping Hexalobe Screw, 12mm	[***]	[***]
71345-14	4.5mm Variable Angle, Self-Tapping Hexalobe Screw, 14mm	[***]	[***]
71440-10	4.0mm Fixed Angle, Self-Drilling Hexalobe Screw, 10mm	[***]	[***]
71440-12	4.0mm Fixed Angle, Self-Drilling Hexalobe Screw, 12mm	[***]	[***]
71440-14	4.0mm Fixed Angle, Self-Drilling Hexalobe Screw, 14mm	[***]	[***]
71440-16	4.0mm Fixed Angle, Self-Drilling Hexalobe Screw, 16mm	[***]	[***]
71540-10	4.0mm Fixed Angle, Self-Tapping Hexalobe Screw, 10mm	[***]	[***]
71540-12	4.0mm Fixed Angle, Self-Tapping Hexalobe Screw, 12mm	[***]	[***]
71540-14	4.0mm Fixed Angle, Self-Tapping Hexalobe Screw, 14mm	[***]	[***]
71540-16	4.0mm Fixed Angle, Self-Tapping Hexalobe Screw, 16mm	[***]	[***]
71545-12	4.5mm Fixed Angle, Self-Tapping Hexalobe Screw, 12mm	[***]	[***]
71545-14	4.5mm Fixed Angle, Self-Tapping Hexalobe Screw, 14mm	[***]	[***]
73600-030	PRE-CONTOURED / C.P. TI ROD 5.5MM X 3CM	[***]	[***]
73600-035	PRE-CONTOURED / C.P. TI ROD 5.5MM X 3.5CM	[***]	[***]
73600-040	PRE-CONTOURED / C.P. TI ROD 5.5MM X 4CM	[***]	[***]
73600-045	PRE-CONTOURED / C.P. TI ROD 5.5MM X 4.5CM	[***]	[***]
73600-050	PRE-CONTOURED / C.P. TI ROD 5.5MM X 5CM	[***]	[***]
73600-055	PRE-CONTOURED / C.P. TI ROD 5.5MM X 5.5CM	[***]	[***]
73600-060	PRE-CONTOURED / C.P. TI ROD 5.5MM X 6CM	[***]	[***]
73600-065	PRE-CONTOURED / C.P. TI ROD 5.5MM X 6.5CM	[***]	[***]
73600-070	PRE-CONTOURED / C.P. TI ROD 5.5MM 7CM	[***]	[***]
73600-075	PRE-CONTOURED / C.P. TI ROD 5.5MM 7.5CM	[***]	[***]
73600-080	PRE-CONTOURED / C.P. TI ROD 5.5MM X 8CM	[***]	[***]
73600-085	PRE-CONTOURED / C.P. TI ROD 5.5MM X 8.5CM	[***]	[***]
73600-090	PRE-CONTOURED / C.P. TI ROD 5.5MM X 9CM	[***]	[***]
73600-095	PRE-CONTOURED / C.P. TI ROD 5.5MM X 9.5CM	[***]	[***]
73600-100	PRE-CONTOURED / C.P. TI ROD 5.5MM X 10CM	[***]	[***]
73600-110	PRE-CONTOURED / C.P. TI ROD 5.5MM X 11CM	[***]	[***]
73601-030	STRAIGHT CP TI ROD, 30MM	[***]	[***]
73601-040	STRAIGHT CP TI ROD, 40MM	[***]	[***]
73601-050	STRAIGHT CP TI ROD, 50MM	[***]	[***]
73601-060	STRAIGHT CP TI ROD, 60MM	[***]	[***]
73601-070	STRAIGHT CP TI ROD, 70MM	[***]	[***]
73601-080	STRAIGHT CP TI ROD, 80MM	[***]	[***]
73601-090	STRAIGHT CP TI ROD, 90MM	[***]	[***]
73601-100	STRAIGHT CP TI ROD, 100MM	[***]	[***]
73601-110	STRAIGHT CP TI ROD, 110MM	[***]	[***]
73601-120	STRAIGHT CP TI ROD, 120MM	[***]	[***]
73601-130	STRAIGHT CP TI ROD, 130MM	[***]	[***]
73601-140	STRAIGHT CP TI ROD, 140MM	[***]	[***]
73601-150	STRAIGHT CP TI ROD, 150MM	[***]	[***]
73601-160	STRAIGHT CP TI ROD, 160MM	[***]	[***]
73601-170	STRAIGHT CP TI ROD, 170MM	[***]	[***]
73601-180	STRAIGHT CP TI ROD, 180MM	[***]	[***]
73601-190	STRAIGHT CP TI ROD, 190MM	[***]	[***]
73601-200	STRAIGHT CP TI ROD, 200MM	[***]	[***]
73601-210	STRAIGHT CP TI ROD, 210MM STRAIGHT CP TI ROD, 210MM	[***]	[***]
73601-220	STRAIGHT CP TI ROD, 220MM	[***]	[***]
73601-230	STRAIGHT CP TI ROD, 230MM	[***]	[***]
73601-240	STRAIGHT CP TI ROD, 240MM	[***]	[***]
73601-250	STRAIGHT CP TI ROD, 250MM	[***]	[***]
73601-260	STRAIGHT CP TI ROD, 250MM	[***]	[***]
73601-270	STRAIGHT CP TI ROD, 270MM	[***]	[***]
73601-290	STRAIGHT CP TI ROD, 290MM	[***]	[***]
73601-300	STRAIGHT CP TI ROD, 300MM	[***]	[***]
73602-300	STRAIGHT CoCr ROD, 150mm	[***]	[***]
73602-500	STRAIGHT CoCr ROD, 500mm	[***]	[***]
73701-11	TARGETING NEEDLE, 11G, STERILE PACKAGED	[***]	[***]
73770-18-2	BLUNT TIP NITINOL GUIDEWIRE 18"	[***]	[***]
73770-20-2	BLUNT TIP NITINOL GUIDEWIRE 20"	[***]	[***]
73770-25-2	BLUNT TIP NITINOL GUIDEWIRE 25"	[***]	[***]
73770-25-4	BLUNT, THREADED TIP NITINOL GUIDEWIRE 25"	[***]	[***]
73845-30	Ti CANNULATED POLYAXIAL SCREW 4.5mm X 30mm	[***]	[***]
73845-35	Ti CANNULATED POLYAXIAL SCREW 4.5mm X 35mm	[***]	[***]
73845-40	Ti CANNULATED POLYAXIAL SCREW 4.5mm X 40mm	[***]	[***]
73845-45	Ti CANNULATED POLYAXIAL SCREW 4.5mm X 45mm	[***]	[***]
73855-30	Ti CANNULATED POLYAXIAL SCREW 5.5mm X 30mm	[***]	[***]
73855-35	Ti CANNULATED POLYAXIAL SCREW 5.5mm X 35mm	[***]	[***]
73855-40	Ti CANNULATED POLYAXIAL SCREW 5.5mm X 40mm	[***]	[***]
73855-45	Ti CANNULATED POLYAXIAL SCREW 5.5mm X 45mm	[***]	[***]
73855-50	Ti CANNULATED POLYAXIAL SCREW 5.5mm X 50mm	[***]	[***]
73855-55	Ti CANNULATED POLYAXIAL SCREW 5.5mm X 55mm	[***]	[***]
73865-30	Ti CANNULATED POLYAXIAL SCREW 6.5mm X 30mm	[***]	[***]
73865-35	Ti CANNULATED POLYAXIAL SCREW 6.5mm X 35mm	[***]	[***]
73865-40	Ti CANNULATED POLYAXIAL SCREW 6.5mm X 40mm	[***]	[***]
73865-45	Ti CANNULATED POLYAXIAL SCREW 6.5mm X 45mm	[***]	[***]
73865-50	Ti CANNULATED POLYAXIAL SCREW 6.5mm X 50mm	[***]	[***]
73865-55	Ti CANNULATED POLYAXIAL SCREW 6.5mm X 55mm	[***]	[***]
73875-30	Ti CANNULATED POLYAXIAL SCREW 7.5mm X 30mm	[***]	[***]
73875-35	Ti CANNULATED POLYAXIAL SCREW 7.5mm X 35mm	[***]	[***]
73875-40	Ti CANNULATED POLYAXIAL SCREW 7.5mm X 40mm	[***]	[***]
73875-45	Ti CANNULATED POLYAXIAL SCREW 7.5mm X 45mm	[***]	[***]
73875-50	Ti CANNULATED POLYAXIAL SCREW 7.5mm X 50mm	[***]	[***]
73875-55	Ti CANNULATED POLYAXIAL SCREW 7.5mm X 55mm	[***]	[***]
73875-60	Ti CANNULATED POLYAXIAL SCREW 7.5mm X 60mm	[***]	[***]
73955-30	Ti CANNULATED POLYAXIAL SCREW 7.5mm X 60mm	[***]	[***]
73955-35	Ti CANNULATED POLYAXIAL SCREW 7.5mm X 60mm	[***]	[***]
73955-40	Ti CANNULATED POLYAXIAL SCREW 7.5mm X 60mm	[***]	[***]
73955-45	Ti CANNULATED POLYAXIAL SCREW 7.5mm X 60mm	[***]	[***]
73955-50	Ti CANNULATED POLYAXIAL SCREW 7.5mm X 60mm	[***]	[***]
73965-30	SACRAL CANNULATED POLYAXIAL SCREW 6.5MM X 30MM	[***]	[***]
73965-35	SACRAL CANNULATED POLYAXIAL SCREW 6.5MM X 35MM	[***]	[***]
73965-40	SACRAL CANNULATED POLYAXIAL SCREW 6.5MM X 40MM	[***]	[***]
73965-45	SACRAL CANNULATED POLYAXIAL SCREW 6.5MM X 45MM	[***]	[***]
73975-35	SACRAL CANNULATED POLYAXIAL SCREW 7.5MM X 35MM	[***]	[***]
73975-40	SACRAL CANNULATED POLYAXIAL SCREW 7.5MM X 40MM	[***]	[***]
73975-45	SACRAL CANNULATED POLYAXIAL SCREW 7.5MM X 45MM	[***]	[***]
74345-35	FACET LAG SCREW, 4.5mm X 35mm	[***]	[***]
75000-056	OCCIPITAL PLATE ASSEMBLY, 56mm	[***]	[***]
75000-066	OCCIPITAL PLATE ASSEMBLY, 66mm	[***]	[***]
75045-006	4.5mm OCCIPITAL BONE SCREW, 6mm	[***]	[***]
75045-008	4.5mm OCCIPITAL BONE SCREW, 8mm	[***]	[***]
75045-010	4.5mm OCCIPITAL BONE SCREW, 10mm	[***]	[***]
75045-012	4.5mm OCCIPITAL BONE SCREW, 12mm	[***]	[***]
75045-014	4.5mm OCCIPITAL BONE SCREW, 14mm	[***]	[***]
75045-016	4.5mm OCCIPITAL BONE SCREW, 14mm	[***]	[***]
75050-006	5.0mm OCCIPITAL BONE SCREW, 6mm	[***]	[***]
75050-008	5.0mm OCCIPITAL BONE SCREW, 8mm	[***]	[***]
75050-010	5.0mm OCCIPITAL BONE SCREW, 10mm	[***]	[***]
75050-012	5.0mm OCCIPITAL BONE SCREW, 12mm	[***]	[***]
75050-014	5.0mm OCCIPITAL BONE SCREW, 14mm	[***]	[***]
75050-016	5.0mm OCCIPITAL BONE SCREW, 16mm	[***]	[***]
[***]

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.